ASSET PURCHASE AGREEMENT

                    THIS ASSET PURCHASE AGREEMENT (the "Agreement") is made as of February ___, 1996, by and among Mag-Head Engineering Company, Inc., a Minnesota corporation ("Seller"), and Ahead Technology Acquisition Corporation, a Delaware corporation ("Purchaser"). Seller is sometimes referred to in this Agreement as "Selling Party" or "Selling Parties."

                                   RECITALS

               A. Seller is in the business of manufacturing, selling and distributing magnetic recording heads (the
          "Business").

               B. Seller desires to sell certain specified property and assets and to assign certain specified agreements to Purchaser, and Purchaser desires to acquire such property and assets, and assume such agreements, on the terms and conditions specified in this Agreement.

                    NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

               1.   Purchase and Sale of Assets: Assumption of
                    Certain Liabilities.

                    1.1  Assets Purchased.  Upon the terms and
          subject to the conditions of this Agreement, Purchaser shall purchase, and Seller shall sell, assign, transfer and convey to Purchaser at the Closing (as defined in Section 9 hereof), all of the following tangible and intangible assets, properties, licenses, and rights (collectively the "Assets"), free and clear of all liens, claims, options, rights of third parties and encumbrances, whether contingent or otherwise:

                         1.1.1  All equipment, machinery,
          furniture, fixtures, leasehold improvements, tools, trade fixtures, and other tangible property of Seller (whether such property constitutes real, personal or mixed property), listed on Schedule 1.1.1 hereof ("Fixed
          Assets").

                         1.1.2  All inventory, work in progress,
          and stock in trade of Seller as of the Closing Date.

                         1.1.3  All rights of Seller under all
          accounts receivable, customer sales/purchase orders for Seller's products, distributor agreements, supply and maintenance contracts, personal property leases (and the remaining term under the Lease (as defined in Section
          1.3.2 below)), purchase orders and barter arrangements, and the rights of Seller to all prepaid expenses and benefits under the foregoing, as set forth in Schedule
          1.1.3 attached hereto.

                         1.1.4  All service marks, patents,
          trademarks, copyrights, designs, brand names, trade names, know-how, processes, symbols, inventions, programs, trade secrets, logos and telephone numbers related to or connected with the Business, including, without limitation, the product catalogues used or distributed by Seller in connection with the Business and the names "MEC" and "Mag-Head Engineering Company," and all derivations thereof, all lists of suppliers, customers and prospects, all Federal and state applications for protection or registration of any of the foregoing and all intangibles appurtenant thereto, and all rights and properties listed on Schedule 1.1.4 ("Proprietary Rights").

                         1.1.5  All files and correspondence
          pertaining to customers, prospects and suppliers, including, without limitation, customer service, sales, manufacturing and warranty files and records, and all other documents, materials and supplies related to the Business ("Business Records").

                    1.2 Excluded Assets. It is expressly agreed that Purchaser shall purchase only those Assets described in this Agreement (including without limitation, the Schedules attached hereto). In particular, and without otherwise limiting or reducing the scope of the preceding sentence, the parties specifically acknowledge that Purchaser shall not purchase any of the following ("Excluded Assets"): (i) any tangible or intangible assets listed in Schedule 1.2 hereof.

                    1.3  Assumption of Certain Liabilities.
          Purchaser shall assume no liabilities or obligations of Seller whatsoever, except for the following liabilities ("Assumed Liabilities") which Purchaser shall assume, discharge, perform when due, and indemnify Seller against:

                         1.3.1  Seller's obligations from and after
          the Closing Date with respect to the personal property leases and agreements identified on Schedule 1.3 hereto.

                         1.3.2  Seller's obligations from and after
          the Closing Date with respect to the real property lease covering the premises on which Seller conducted the Business and identified on Schedule 1.3 hereto (the "Lease"), pursuant to an Assignment of Lease, executed by Seller and the landlord for such premises, and in substantially the form set forth in Schedule 1.3.

                         1.3.3  Those certain accounts payable of
          Seller identified on Schedule 1.3 attached hereto.

                    1.4 Liabilities Not Assumed. Notwithstanding anything in this Agreement to the contrary, Purchaser shall not assume, discharge or indemnify Seller against any debt, obligation or liability of any kind not expressly assumed pursuant to Section 1.3 hereof. In particular, and without otherwise limiting or reducing the scope of the preceding sentence, the parties specifically acknowledge that Purchaser shall not assume, discharge, or indemnify Seller against any of the following:

                         1.4.1  Debts, liabilities, obligations or
          commitments arising out of or related to or created by this Agreement or the transactions contemplated hereby (including, without limitation, any federal or state income or franchise tax liabilities or sales or use tax liabilities).

                         1.4.2  Debts, liabilities, obligations or
          commitments arising out of, or related to the Assets (unless expressly assumed pursuant to this Agreement) or the Business of Seller, including, without limitation, debts, liabilities, obligations or commitments arising out of or related to Seller's payroll obligations (including, without limitation, vacation pay, severance pay, bonuses, etc.), utilities, leases of real property, retirement or profit sharing plans, medical plans, insurance policies, and worker's compensation obligations.

               2.   Purchase Price; Adjustments.

                    2.1 Purchase Price. The purchase price (the "Purchase Price") for the Assets shall consist of the sum of (a) $225,000, and (b) the amount of (x) cash and accounts receivable less (y) accounts payable and accrued payroll expenses, as indicated on the October 31, 1995 balance sheet of Seller, which is one of the Financial Statements (as defined in Section 3.3, below). Purchaser shall be entitled to a credit against the Purchase Price for an amount equal to the accrued but unused vacation pay of Seller's employees, which accrued prior to November 1, 1995, but was paid by Seller between November 1, 1995 and the Closing Date.

                    2.2 Payment. At Closing, Purchaser shall pay to Seller the Purchase Price in cash, subject to credits and adjustments under this Agreement.

                    2.3  Adjustment to Purchase Price.  The
          Purchase Price shall be adjusted as follows:

                         2.3.1  The Purchase Price shall be reduced
          to reflect certain changes in the accounts receivable and accounts payable of the Seller and payments made by Seller not in the ordinary course of business of Seller (including, without limitation, (i) costs arising in connection with the consummation of the transactions under this Agreement, and (ii) payroll and other employee expenses arising from Seller's termination of employees) between October 31, 1995 and the Closing Date, and such other adjustments as mutually agreed by the parties in good faith.

                         2.3.2  Purchaser shall be entitled to a
          credit against the Purchase Price equal to the amount of cash of Seller on hand at Closing (as defined in Section
          9), as certified by Seller, in form and substance acceptance to Purchaser, that is not surrendered to Purchaser at Closing.

                    2.4  Allocation.  The Purchase Price and the
          Assumed Liabilities shall be allocated among the Assets in the manner set forth in Schedule 2.4 hereof, as may be required pursuant to Section 1060 of the Internal Revenue Code of 1986, as amended. Purchaser and Seller shall report this transaction for federal and state income tax purposes in accordance with such allocation.

               3.   Representations and Warranties of Seller.

                    Seller represents and warrants to Purchaser as follows:

                    3.1  Corporate Existence and Organization.
          Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota. Seller has the requisite corporate power and authority to own, lease and operate its properties and assets, including without limitation the Assets, and to carry on its Business as is now being conducted.

                    3.2  Authority.  Seller has full corporate
          power and authority to execute and to deliver this Agreement and all other agreements executed and delivered or to be executed and delivered by Seller in connection with the transactions contemplated hereby, including, without limitation, the documents specified in Section 9 hereof to be executed and delivered by Seller. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Seller and approved by the vote of the shareholders of Seller, and no other corporate proceedings on the part of Seller and no approvals or consents of any other persons are necessary to authorize the execution and delivery of this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Seller and constitutes a valid and binding agreement of Seller, enforceable against Seller in accordance with its terms. Seller has the number of shares of a single class of common stock ("Shares") set forth on Schedule 3.2 hereto. Schedule 3.2 sets forth the total number of Shares issued and outstanding and the sole beneficial and record owners of all such Shares.

                    3.3 Financial Statements; Absence of Certain Changes. Seller has heretofore delivered to Purchaser the following financial statements for the period ending October 31, 1995 (the "Financial Statements") set forth on Schedule 3.3 attached hereto. The Financial Statements present fairly the financial position of Seller as of their respective dates. The Seller's outside accountant has performed an overview of the Financial Statements, and, shall represent in writing to Purchaser, in a form satisfactory to Purchaser, that such accountant is unaware of any material circumstance or event resulting in the Financial Statements not fairly presenting the financial condition of Seller, and that the accountant is not aware of any material event that would adversely affect the financial condition of Seller as so presented. Since October 31, 1995, Seller has not:
          (i) materially increased the compensation of any employee or altered its policies with respect to employee compensation; (ii) sold, leased or otherwise transferred any Assets (except in the ordinary course of business), or (iii) incurred any debts or liabilities (except in the ordinary course of business).

                    3.4 Assumed Liabilities. Seller has delivered to Purchaser a true, complete, and correct copy of each written instrument or document governing the Assumed Liabilities. All of the Assumed Liabilities of Seller are set forth in Schedule 1.3, attached hereto, none of which have been amended or modified except as disclosed in Schedule 1.3. Seller is not in default under any of the Assumed Liabilities and is not aware of any actions or omissions which might result in such default upon notice or the passage of time, or both.

                    3.5  No Default; Consents and Approvals.
          Neither the execution and delivery of this Agreement, nor the consummation of any of the transactions contemplated herein will (i) violate any provision of the Articles of Incorporation or Bylaws of Seller (true and complete copies of which have heretofore been delivered to Purchaser by Seller); (ii) violate, conflict with or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default (by way of substitution, novation or otherwise) under the terms of, any agreement, lease, indenture or instrument to which the Seller is a party, including, without limitation, the Assumed Liabilities, or by which it or any of the Assets may be bound; (iii) result in the creation of any lien, charge or encumbrance upon the Assets; (iv) violate any judgment, order, injunction, decree or award against, or binding upon, Seller, the Assets or Assumed Liabilities; or (v) constitute a violation by Seller of any law or regulation applicable to Seller, the Assets or the Assumed Liabilities. All consents, releases or waivers from third parties (including, without limitation, governmental and regulatory authorities) which may be necessary to prevent the transactions provided for herein causing a breach, acceleration or default of the type specified in this Section 3.5 have been obtained.

                    3.6  Intentionally Deleted.

                    3.7  Title to Assets.  Seller has good and
          marketable title to all Assets, whether real, personal or mixed, all of which are free and clear of any restrictions on or conditions to transfer or assignment and free and clear of any mortgages, liens, security interests, encumbrances, claims, charges or adverse interests of any kind or character (collectively, "Encumbrances") of any other person or entity. All work-in-progress and Inventory has been fully paid for (except for any Assumed Liabilities) and is not subject to any conditional sales contract, consignment or other Encumbrances whatsoever, nor does any third party have any interest or claim therein.

                    3.8 Condition of Assets. Except for ordinary wear and tear, to Seller's knowledge, all of the Fixed Assets are in good operating condition and repair, adequate for the uses to which they are being put in the Business. All property and excise taxes for the Assets have been fully paid for all tax years, except for any installment not yet due and payable with respect to the current tax year.

                    3.9 Compliance With Laws. The conduct of the Business by Seller, the condition and Seller's occupancy of the Premises, and the condition and use of the Assets have not violated any material applicable federal, state and local statutes, laws and regulations, including (without limitation) any material applicable laws and regulations relating to building, zoning, environmental, health and safety, employee safety and the employment of labor (including those laws and regulations relating to wages, workers' compensation, hours, collective bargaining, non-discrimination in employment and the withholding and payment of taxes and contributions). Seller has not received any notice of any such violation.

                    3.10  Real Property.  Schedule 3.10 to this
          Agreement contains the common description of the Premises. Seller has no knowledge that the zoning for the Premises prohibits the existing improvements or continuation of the Business being conducted on such Premises. Seller has not commenced, nor has Seller received notice of the commencement of, any proceeding that would affect the present zoning classification of such Premises. There are no unrecorded easements (including prescriptive easements), subleases, licenses or other rights of occupancy existing with respect to the Premises granted by Seller.

                    3.11  Hazardous Substances.  Except as set
          forth in Schedule 3.11 hereto, neither the Assets nor the Premises contain, to the best knowledge of Seller after diligent review and inquiry, any Hazardous Substances (as defined below), whether located upon or beneath Premises, and no debris has been buried beneath the surface of the Premises. Seller has not discharged, and has no knowledge that any other person has discharged, any Hazardous Substances on Premises. Seller is in compliance with the terms and conditions of all statutes, use ordinances and regulations, federal, state and local, pertaining to the Assets and the sanitization or cleanup of the Premises with respect to Hazardous Substances. Seller has provided access to and copies of any data and/or documents dealing with potentially Hazardous Substances used at the Premises and any disposal practices followed. Buyer shall have the right to make inquiries of governmental agencies regarding such matters, without liability for the outcome of such discussions.

                    "Hazardous Substances" means any material or substance that is (a) a "hazardous substance" pursuant to
          Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. SECTION 9601(14),
          Section 311 of the Federal Water Pollution Control Act,
          33 U.S.C. SECTION 1321; (b) a "hazardous waste" pursuant to
          Section 1004 or Section 1001 of the Resource Conservation and Recovery Act, 42 U.S.C. SECTIONSECTION 6903, 6921; (c) a toxic pollutant under Section 307(a)(1) of the Federal Water
          Pollution Act, 33 U.S.C. SECTION 1317(a)(1); (d) a "hazardous air pollutant" under Section 112 of the Clean Air Act, 42
          U.S.C. SECTION 7412; (e) a "hazardous material" under the


          Hazardous Materials Transportation Uniform Safety Act of 1990, 49 U.S.C. App. SECTION 1802(4); (f) toxic or hazardous pursuant to regulations promulgated under the aforementioned laws; or (g) a risk to the environment that is a toxic or hazardous substance, material, pollutant or waste under any other applicable federal, state or local laws, ordinances or regulations.

                    3.12 Employee Agreements. Except as set forth on Schedule 3.12, Seller is not a party to any collective bargaining agreement or other similar labor agreements, or any medical, life insurance, pension, retirement, deferred compensation, profit sharing or other incentive or fringe benefit plan, agreements or arrangements providing for employee remuneration or benefits. Seller represents and warrants that Paul Michael is an employee-at-will of Seller.

                    3.13  Customers.  Seller has not received
          notification and has no reason to believe that any of the current customers or suppliers of the Business, including, without limitation, the customers and suppliers designated in Schedule 3.13 attached hereto, will cease doing business, or will reduce the amount of business such suppliers and customers currently conduct with respect to the Business.

                    3.14  Bulk Sales Information.  Seller has
          complied, any and all steps have been taken and all waiting periods have expired for compliance, with any and all applicable bulk sales laws; and as a consequence thereof, neither Seller nor Purchaser are liable to any creditor of Seller with respect thereto.

                    3.15  Proprietary Rights.  The Proprietary
          Rights, including, without limitation, the Proprietary Rights listed or described in Schedule 1.1.4 hereto, are the sole and exclusive property of Seller. No licenses, sublicenses, or other rights have been granted or entered into by Seller with respect to the Proprietary Rights. All of the Proprietary Rights, including without limitation, the Proprietary Rights listed in Schedule 1.1.4, are current, unexpired and in good standing and free and clear of all security interests, liens, encumbrances, and other restrictions. Seller has not at any time knowingly taken, or permitted to be taken, any action, or permitted any use, nor is Seller aware of any such action or use that would impair the validity or enforceability of any of the Proprietary Rights, or Purchaser's exclusive ownership thereof.

                    3.16 Litigation. There is no suit or action (equitable, legal, administrative or otherwise), proceeding or investigation of any kind pending (or to the knowledge of Seller threatened) against Seller, or which relates to the Assets or Assumed Liabilities, nor is there any factual basis of which Seller is aware for any such suit, action, proceeding or investigation (including, without limitation, any relating to environmental, health, safety or Hazardous Substances matters) against Seller or which could affect the Assets, the Assumed Liabilities or the Premises, or which could affect the ability of Seller to carry out the transactions contemplated hereunder in accordance with the terms hereof.

                    3.17 Books and Records. The books and records of Seller accurately reflect all material transactions and correctly account for all material receipts, disbursements and expenditures in connection with the Assets and the Assumed Liabilities.

                    3.18  Certain Pre-Closing Representations and
          Warranties of Seller.

                         3.18.1  Information.  Seller has furnished
          or caused to be furnished to Purchaser all data and information concerning the Premises, the Assets, the Assumed Liabilities, existing insurance policies, and all manufacturer's warranties pertaining to the Assets that have been requested by Purchaser.

                         3.18.2  Maintenance of Insurance.  From
          November 1, 1995 to the Closing, Seller has continued to carry its existing insurance for the Premises and the Assets.

                         3.18.3  Third Party Consents.  Seller has
          obtained and delivered to Purchaser the written consent of any persons, to the extent the consent of such persons is required, in order to validly convey good, marketable and unencumbered title to the Assets to Purchaser.

                         3.18.4  Conduct of Business.  From
          November 1, 1995 through the Closing, Seller has carried on the Business in substantially the same manner as carried out prior to November 1, 1995, and did not institute any unusual or novel methods of inventory purchase, management, accounting or operation, or incur or pay any liability or expense, that varied materially from the ordinary course of business of Seller as of November 1, 1995.

                         3.18.5  Employees.  Seller agrees that
          Purchaser shall have no obligation whatsoever to employ any person employed by Seller with respect to the Business. Notwithstanding the foregoing, Seller has used its best efforts to keep available to Purchaser Seller's employees to the extent that Purchaser advised Seller that it desired to employ one or more of the persons currently employed by Seller with respect to the Business. Any such persons employed by Purchaser, if any, will be treated and deemed as "new hires" by Purchaser for all purposes. Seller agrees that Purchaser shall have the right, but not the obligation, to employ any one or more of Seller's employees, and between November 1, 1995 and the Closing, Seller has not made any change in compensation payable or which became or will become payable to any employee (including severance or vacation pay, and compensation payable pursuant to bonus or pension plans or other employee plans or other benefits to such employees).

                         3.18.6  Capitalization of Seller.  From
          November 1, 1995 until the Closing, Seller did not make or pay any distribution or dividend to any shareholder, issue any additional shares of its capital stock, or issue or create any warrants, obligations, subscriptions, options, convertible securities or other commitments under which any additional shares of its capital stock could be issued, nor did it agree to do any such acts.

                         3.18.7  Dispositions of Assets.  From
          November 1, 1995 until the Closing, Seller did not (a) sell, assign, transfer, distribute or encumber any of the Assets, or agree to do so (except for the use of raw materials, work-in-progress and inventory in the regular course of business), or (b) sell, transfer, assign, lease or otherwise grant any right to any third party to lease the Premises in any respect, nor agree to do so.

                    3.19 Full Disclosure; Knowledge. None of the representations and warranties made by Seller in this Agreement, or in any certificate or document furnished or to be furnished by Seller, or any officer thereof, or any of them, or on their behalf, contains or will contain any untrue statement of a material fact, or omit or state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading. All of Seller's representations and warranties contained in Section 3.8 through 3.18 are being made hereunder solely to the best knowledge of Seller, after due inquiry and review of its officers, directors and employees.

               4.   Representations and Warranties of Purchaser.

                    Purchaser represents and warrants to Seller as follows:

                    4.1  Corporate Existence and Organization.
          Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and otherwise operate its properties and assets.

                    4.2 Authority. Purchaser has full corporate power and authority to execute and to deliver this Agreement and all other agreements executed and delivered or to be executed and delivered by Purchaser in connection with the transactions contemplated hereby, including, without limitation, the documents specified in
          Section 9 hereof to be executed and delivered by Purchaser. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Purchaser, and no other corporate proceedings on the part of Purchaser and no approvals or consents of any other persons are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes a valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms.

               5.   Certain Seller Obligations.

                    5.1  Manufacturer's Warranties.  Seller
          covenants and warrants that it shall use its best efforts to obtain a transfer to Purchaser of all manufacturer's warranties relating to the Assets.

                    5.2  Sales Tax.  Seller shall be responsible
          for and bear the cost of all Minnesota sales, excise, transfer and use taxes arising by virtue of the purchase and sale of Assets hereunder.

                    5.3  Payment of Creditors.  Seller shall pay
          all amounts owing its creditors when due.

                    5.4  Further Assurances.  Seller represents,
          warrants and covenants that, from and after the Closing Date, Seller shall furnish any additional information, execute and deliver such documents and do all such things as may be reasonably necessary or appropriate to carry out the intent and accomplish the purposes of this Agreement, or otherwise consummate the transactions contemplated by this Agreement according to its terms, and will do all things necessary or appropriate to effect compliance with the requirement of any laws of the United States or any state arising from the transactions contemplated hereby.

               6.   Purchaser's Conditions to Closing.

                    The obligation of Purchaser to purchase the Assets and consummate the related transactions provided for under this Agreement are subject to the fulfillment or waiver by Purchaser in writing, at or prior to Closing, of each and all of the conditions precedent listed below to be delivered by any Seller at Closing.

                    6.1  Execution and Delivery of Documents.
          Seller shall have executed and delivered to Purchaser all of the documents and agreements specified in Section 9 below, to be delivered by Seller at Closing.

                    6.2 Performance. Seller shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Seller on or before the Closing Date.

                    6.3  Consents.  All necessary agreements and
          consents of any third parties to the consummation of the transactions contemplated by this Agreement shall have been obtained by Seller and delivered to Purchaser.

                    6.4  Proceedings.  All corporate and other
          proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be in form and substance satisfactory to Purchaser and its counsel, and Purchaser shall have received counterpart originals or certified copies of such documents as it may reasonably request.

                    6.5 Bulk Transfer. Seller shall have complied with all applicable transferor requirements of all applicable bulk sales laws.

                    6.6  No Material Adverse Change.  During the
          period from the date of balance sheet included in the Financial Statements to the Closing Date, none of the Assets shall have sustained any material loss or damage (whether or not such damage or loss is insured) nor shall there have been any material adverse change in the financial condition or prospects of the Seller.

                    6.7  Accuracy of Representations and
          Warranties. All warranties and representations by Seller in this Agreement, or in any schedule, exhibit, document or certificate furnished to Purchaser in connection with the transactions contemplated by this Agreement, shall be true in all material respects on and as of the Closing Date.

               7.   Other Covenants; Post-Closing Obligations.

                    7.1  Additional Agreements with Seller.

                         7.1.1  Non-Competition Agreement.  Seller,
          and Paul Michael and Willy Schrepfer, shall enter into a covenant not to compete substantially in the form set forth at Schedule 7.1.1 hereto (the "Non-Competition Agreement") and providing that during the period specified in the Non-Competition Agreement neither Seller nor such parties shall, directly or indirectly, within any areas identified in the Non-Competition Agreement, compete in the business of the manufacturing, marketing, or sale of products or goods sold by, or substantially similar in style to the products or goods sold by, Seller as of the Closing Date, all as more fully set forth in the Non-Competition Agreement.

                    7.2 Use of Name. On the Closing Date, Seller shall take all actions necessary to cause its name to be changed to a name which bears no resemblance to its current name, including, without limitation, deletion of the words "Mag-Head" from its name, and shall file with the Office of the Minnesota Secretary of State a certificate of amendment to Seller's Articles of Incorporation reflecting such change of name. Neither Seller nor Shareholder shall use the name "Mag-Head" or "MEC," in connection with any business operated by Seller or Shareholder after the Closing without the prior written consent of Purchaser. Seller shall cooperate with any application by Purchaser to use the name "Mag-Head" or "MEC," or any similar name, in connection with Purchaser's operation of the Business acquired by Purchaser.

                    7.3  Receipt of Mail.  From and after the
          Closing Date, Purchaser shall have the sole and exclusive right to receipt of all mail addressed to Seller. Purchaser shall forward to Seller any such mail not applicable to the Assets or the Business, within four (4) business days of Purchaser's receipt thereof.

                    7.4  Certain Discounts.  Schedule 7.4 hereto
          contains a list of Seller's suppliers who have agreed to provide price or other discounts or concessions to Seller with respect to merchandise or services purchased from such suppliers and a description of each such arrangement, including the amounts involved and the terms thereof. Seller and Purchaser agree that the benefit of all such discounts and concessions shall inure to the benefit of Purchaser and the parties hereto agree to take such steps as are necessary to effect such agreement.

                    7.5 Further Assurances. Purchaser and Seller each represents, warrants and covenants to the other that if at any time after the execution of this Agreement, the other party shall reasonably consider or be advised that any further assignments or assurances in law are necessary or desirable to carry out the intent and accomplish the purposes of this Agreement according to its terms, such party shall execute and make all such proper assignments and assurances and do all things necessary or appropriate to carry out the intent and accomplish the purposes of this Agreement and to consummate the transactions contemplated by this Agreement according to its terms.

               8.   Seller's Conditions to Closing.  The
          obligations of Seller to sell the Assets and consummate the related transactions provided for under this Agreement are subject to the fulfillment or waiver by Seller in writing, at or prior to Closing, of each and all of the conditions precedent listed below.

                    8.1  Execution and Delivery of Documents;
          Performance. Purchaser shall have executed and delivered to Seller all of the documents and agreements specified in Section 9 below to be executed and delivered by Purchaser, and performed and complied with all covenants and agreements of Purchaser required to be performed or complied with prior to Closing.

                    8.2  Accuracy of Representations and
          Warranties. All representations and warranties of Purchaser contained in this Agreement shall be true on and as of the Closing Date as though such representations and warranties were made on and as of that date.

               9.   Closing.

                    9.1  Time of Closing.  The closing of the
          transactions contemplated herein (the "Closing") shall be at 10:00 A.M., on February 7, 1996, or at such other time as the parties hereto shall mutually agree to (the "Closing Date"). This Agreement and all agreements and documents to be executed and delivered in connection with the Closing may be executed in counterparts, each of which shall be an original of such respective agreement and document, but all counterparts of which shall together constitute one instrument thereof, respectively. Delivery by a party of an executed counterpart by facsimile may be relied on by the other party as an original, and any party delivering a counterpart by facsimile shall promptly deliver an executed original to the other party. The failure by a party to do so shall not invalidate any prior facsimile delivery of such counterpart by such party. The parties mutually acknowledge and agree for the purposes of this Agreement that time is of the essence. If the Closing does not occur on or before the Closing Date by reason of any default of Seller under this Agreement, in addition to, and not by way of limitation of any other right or remedy of Purchaser, Purchaser shall be relieved of its obligation to consummate the Closing.

                    9.2  Delivery of Cash and Documents.  On the
          Closing Date, the parties shall deliver to each other the following respective documents:

                         9.2.1  Two original, fully executed copies
          of a Warranty Bill of Sale in the form of Schedule 9.2.1 hereto, signed by Seller and Purchaser, together with such other instruments and documents as Purchaser shall reasonably require to vest Purchaser with marketable title to the Assets, free and clear of all liens, charges, and encumbrances.

                         9.2.2  Two original, fully executed copies
          of an Assignment of Intangibles in the form of Schedule
          9.2.2 hereto, signed by Seller and Purchaser.

                         9.2.3  Two original, fully executed copies
          of an Assignment and Assumption of Contracts in the form of Schedule 9.2.3 hereto, signed by Seller and Purchaser.

                         9.2.4  Intentionally deleted.

                         9.2.5  Two originals of an affidavit,
          signed by Seller, to the effect that Seller is not a foreign corporation, foreign partnership, foreign trust or foreign estate within the meaning of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, substantially in the form of
          Schedule 9.2.5 hereto.

                         9.2.6  The Purchase Price, to be paid by
          Purchaser in accordance with Section 2.2, subject to applicable adjustments and credits hereunder.

                         9.2.7  Two original, executed certificates
          in the form of Schedule 9.2.7(a) and 9.2.7(b), signed by officers of the Seller and Purchaser, respectively.

                         9.2.8  Two original, fully executed copies
          of the Non-Competition Agreement in the form of Schedule
          7.1.1 hereto, signed by Seller and Purchaser.

                         9.2.9  An original opinion of legal
          counsel for Seller, in the form set forth in Schedule
          9.2.9 hereto, to be delivered by Seller.

                         9.2.10  Two original, executed copies of
          an Assignment of the Lease (with executed Consent of Landlord), in the form of Schedule 1.3.1 hereto, and signed by Seller, the landlord under the Lease and Purchaser.

                    9.3 Actions at Closing. All requirements with respect to Closing shall be considered as having taken place simultaneously, and no delivery shall be considered as having been made until all deliveries and closing transactions have been accomplished.

                    9.4 Allocation. Except as otherwise provided in Sections 10 and 11, the parties' responsibility for personal and real property taxes, utilities and other similar charges relating to the Assets, shall be allocated between the parties with Seller paying all such expenses applicable to ownership of the Assets prior to the Closing Date and Purchaser paying all such expenses applicable to ownership of the Assets thereafter.

               10.  Indemnity.

                    10.1  Seller's Indemnity.  Seller hereby,
          agrees to indemnify, defend and hold harmless Purchaser against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including, without limitation, interest, penalties and reasonable attorneys' fees and court costs (collectively "Claim(s)"), that Purchaser shall incur or suffer, which arise, result from, or relate to (i) any breach of, or failure by Seller to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, document, exhibit or other instrument furnished or to be furnished by Seller under this Agreement, and (ii) except as otherwise expressly assumed by Purchaser as an Assumed Liability hereunder (and in such case solely to the extent of such assumption), any actual or alleged tort, breach of contract, wrongdoing, cause of action or Claim arising in connection with, incurred with respect to or relating to
          (a) the conduct of the Business of Seller, or (b) the Premises or the Assets (and any Hazardous Substances with respect any of the foregoing) prior to the Closing Date.

                    10.2 Purchaser's Indemnity. Purchaser hereby agrees to indemnify, defend and hold harmless Seller, against and in respect of any and all Claims that Seller shall incur or suffer, which arise, result from or relate to (i) any breach of, or failure by Purchaser to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, document, exhibit or other instrument furnished or to be furnished by Purchaser under this Agreement, and (ii) any actual or alleged tort, breach of contract, wrongdoing, cause of action or Claim (a) incurred or relating to the conduct by Purchaser after the Closing Date of its business (and any Hazardous Substances with respect thereto) on the Premises, or (b) incurred by Purchaser following the Closing Date with respect to the Assets or the Assumed Liabilities.

               11. Taxes. Any and all Minnesota sales, excise, transfer and use taxes applicable to the conveyance and transfer to Purchaser of the Assets shall be borne and paid for solely by Seller. Seller represents and warrants that all personal property taxes arising prior to the Closing with regard to the Assets have been timely and fully paid. Purchaser shall have no responsibility or liability for any income, excise, property, business, occupation, withholding or similar tax, or for taxes of any other kind or type on the Business or Seller's operations and activities at the Premises, related to any period prior to the Closing Date, and Seller shall indemnify Purchaser under Section 10.1 with respect to any such liability.

               12.  Miscellaneous Provisions.

                    12.1 Expenses. Except as otherwise provided in this Agreement, each party hereto shall pay its own expenses (including, without limitation, legal and accounting fees) incident to the origination, negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby, regardless of whether such transactions are consummated.

                    12.2  Schedules and Exhibits.  Each of the
          schedules and exhibits attached hereto are incorporated herein by reference and made a part hereof for all purposes.

                    12.3  Amendments or Waivers.  Except as
          otherwise specifically stated herein, any provision of this Agreement may be amended by, and only by, a written agreement executed by Purchaser, on the one hand, and Seller, on the other. Either party may extend the time for or waive the performance of any obligation of the other party, waive any inaccuracies in the representations or warranties of the other party, waive fulfillment of any conditions or contingencies to such party's obligations to consummate the transactions provided for hereunder, or waive compliance by the other party with any of the terms and conditions contained in this Agreement; provided that, each and every such extension or waiver shall be in writing.

                    12.4 Further Assurances. From and after the Closing Date, the parties shall, on request, cooperate with one another by furnishing any additional information, executing and delivering any additional documents and instruments, and taking any and all other actions as may reasonably be required by the parties or their respective counsel to consummate or otherwise implement the transactions provided for in this Agreement.

                    12.5 Successors and Assigns. This Agreement shall apply to, and inure to the benefit of, and be binding upon and enforceable against the parties hereto and their respective successors and permitted assigns.

                    12.6  Governing Law; Venue.  This Agreement,
          and the ancillary agreements and documents executed and delivered in connection herewith, and the rights and obligations of the parties hereto and thereunder shall be governed by and construed in accordance with the laws of the State of Minnesota.

                    12.7 Notices. Any notice, demand, approval, consent, request, waiver or other communication which may be given or which is required to be given pursuant to this Agreement shall be in writing and shall be deemed given on the earlier of the day actually received or on the close of business on the third business day following the date deposited in the United States mail, postage pre-paid, certified or registered, addressed to the party at the address set forth after its respective name below, or at such different address as such party shall have theretofore advised the party of in writing, with copies sent to the persons indicated:

                    To Seller:     MHD Minnesota, Inc.
                                   11278 65th Place North
                                   Maple Grove, Minnesota  55369
                                   Attn:  Mr. Willy Schrepfer

                    To Purchaser:  Ahead Technology Acquisition
                                   Corporation
                                   c/o 3105 Patrick Henry Drive
                                   Santa Clara, California  95054
                                   Attn:  Steve Conlisk

          or to such other address as such party shall have specified by notice in writing to the other.

                    12.8  Invalid Provisions.  If any provision
          hereof shall be held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, with the remaining provisions hereof remaining in full force and effect and unaffected by the illegal, invalid or unenforceable provision or by its severance herefrom. In lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part hereof a provision as similar in terms as the illegal, invalid or unenforceable provision as may be possible and, at the same time, be legal, valid and enforceable.

                    12.9  Entirety of Agreement.  This Agreement
          (including exhibits, schedules and agreements referenced herein) and any other agreements and instruments delivered at the Closing (or after the Closing pursuant hereto) contain the entire Agreement between the parties. No representations, inducements, promises or agreements, whether oral or otherwise, which are not embodied herein or therein shall be of any force or effect.

                    12.10 No Commission or Finder's Fee. Seller and Purchaser each represent and warrant that no brokerage, finder's or similar fee or commission has been incurred by them or it in connection with the transactions provided for in this Agreement. Seller, on the one hand, and Purchaser, on the other, hereby indemnify and hold harmless the other party under Section 10 hereof from any brokerage, finder's or similar fee or commission incurred by such identifying party in connection with the transactions contemplated by this Agreement.

                    12.11  Joint and Several Liabilities.
          Intentionally deleted.

                    12.12  Counterparts; Effectiveness.  This
          Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and all of which shall be deemed, collectively, one Agreement. This Agreement shall become effective when executed and delivered by all parties hereto.

                    12.13  Confidentiality.  Seller and Seller's
          officers, directors and other representatives shall hold in strict confidence the terms and condition of this Agreement, except to the extent required to be provided to any tax or other governmental authority. Seller waives any cause of action, right or claim arising out of the access of Purchaser or its representatives to any trade secrets or other confidential information of Purchaser from the date of this Agreement until the Closing Date, except for the intentional, competitive misuse by Purchaser of such trade secrets or other confidential business information if the Closing does not take place.

                    12.14  Parties In Interest.  Nothing in this
          Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons or entities other than the parties hereto, and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the liability or obligation of any third persons to any party to this Agreement or give any third persons any right of subrogation or action over against any party to this Agreement.

                    12.15 Attorneys' Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

                    12.16  Nature and Survival of Representations
          and Warranties. Representations and warranties made by the parties to this Agreement shall be deemed to be continuing and shall survive the Closing.

                    12.17  Purchaser's Right of Specific
          Performance. The Assets to be transferred under this Agreement cannot be readily purchased or sold, as the case may be, in the open market and for that reason, among others, it is agreed that Purchaser will be irreparably damaged by a failure of consummation of the transactions contemplated by this Agreement resulting from a breach by Seller of its obligations hereunder. Accordingly, in the event of any default by Seller under this Agreement, the rights of Purchaser shall be enforceable by decree of specific performance. Such remedy, however, shall be cumulative and not exclusive, and shall be in addition to any other remedies that Purchaser may have.

                    12.18 Counsel. Each party hereto acknowledges and agrees that such party has been represented by counsel of his or its choice in connection with execution and delivery of this Agreement and this Agreement has been reviewed by such counsel to such party's satisfaction.

                    IN WITNESS WHEREOF, this Agreement has been signed by duly authorized representatives on behalf of each of the parties hereto on the date first written above.

                                   MAG-HEAD ENGINEERING COMPANY,
                                   INC.

                                   By:  /s/ Paul S. Michael
                                        Paul S. Michael, President

                                   By:  /s/ Willy Schrepfer
                                        Willy Schrepfer, Secretary

                                   AHEAD TECHNOLOGY ACQUISITION
                                   CORPORATION

                                   By:  /s/ Steve Conlisk

                                        Title: V.P. Finance


                                Schedule 1.1.1
                         Description of Fixed Assets

                                See Attached.


          MC Software, Inc.
                           MAG-HEAD ENGINEERING COMPANY, INC.   11/30/95
          GREP11            Account Details Report           Page 1
                               All Departments
                                 All Periods

          Account  Dept           Description
          Date    Per   PR   JB   Reference                 Amount     Balance

          1500       00           LEASEHOLD IMPROVEMENTS
          02/28/95 01   511  GL     Balance Forward Year    489.78      489.78
          1550       00           MACHINERY & EQUIPMENT
          02/28/95 01   511  GL     Balance Forward Year  269400.04  269400.04
                                    RECORD MARSHALL
          06/30/95 04   550  GL       IND PURCS              397.70  269797.74
          08/31/95 06   562  AP     A/P     Capital 3       1570.00  271367.74

          1570       00           OFFICE EQUIPMENT
          02/28/95 01   511  GL     Balance Forward Year    5874.36    5874.36
          05/31/95 03   529  AP     A/P     4 Office Eq     1795.87    7670.23
          08/31/95 06   562  AP     A/P     4 Office Eq      716.26    8386.49


     MEC ENGINEERING, INC.
     FIXED ASSETS - BOOK

                         METHOD/                A/D                     A/D
DATE     DESCRIPTION       LIFE       COST    2/28/95    EXPENSE      2/28/96

LEASEHOLD IMPROVEMENTS:
9/18/86  BUILDING SIGN   SL 7YR     244.00     244.00                  244.00
9/1/87   W.W.            SL 7YR     245.78     245.78      ___         245.78
         GRAINGER

      TOTAL                         489.78     489.78      0.00        489.78

MACHINERY & EQUIPMENT:

1986     Various         SL 7YR     43,951.22  43,951.22               43,951.22
1987     Various         SL 7YR     81,208.97  81,208.97               81,208.97
1988     Various         SL 7YR     45,168.67  41,942.40   3,226.27    45,168.67
1989     Various         SL 7YR     28,886.10  22,696.22   4,126.59    26,822.81
2/90     Equipment       SL 7YR        886.26     633.04     126.61       759.65
4/90     Finishing       SL 7YR     10,000.00   7,023.81   1,428.57     8,452.38
         Machines(2)
4/90     Tooling-X-      SL 7YR      1,066.00     748.74     152.29       901.02
             Talk
5/90     X-Talk          SL 7YR        275.00     189.88      39.29       229.17
         Fixture
5/90     Microscope      SL 7YR        848.00     585.52     121.14       706.67
5/90     MEC Lapping     SL 7YR      2,400.00   1,657.14     342.86     2,000.00
         Blocks
6/90     OMICRON Tools   SL 7YR        700.00     475.00     100.00       575.00
8/90     Impedence       SL 7YR        755.53     494.69     107.93       602.63
         Bridge
10/90    6-Finishing     SL 7YR       5,207.00  3,285.37      743.86    4,029.23
         Machines
10/90    Grinding        SL 7YR         565.32    356.69       80.76      437.45
         Wheel Hub
10/90    Hull            SL 7YR         330.00    208.21       47.14      255.36
         Amplifier
5/90     Chest           SL 7YR       5,614.42  3,074.56      802.06    3,876.62
         Council
         Improvement
								 (5-90)
12/90    A/R             SL 7YR         695.00    421.96       99.29      521.25
         Software
1/91     High            SL 7YR       1,010.00    601.18      144.29      745.47
         Voltage
         Power
         Supply
3/91     12-             SL 7YR       2,400.00  1,371.43      342.86    1,714.29
         Position
         Finishing
         Holders
         (2)
3/91     Blank Die-      SL 7YR         447.20    255.54       63.89      319.43
         Wrap
         Shield
3/91     Cabinet         SL 7YR         280.00    153.33       40.00      193.33
4/91     Casing          SL 7YR         728.00    398.67      104.00      502.67
         Shim Die
7/91     Scopes &        SL 7YR       1,524.89    762.45      217.84      980.29
         Stations
8/91     Laminator       SL 7YR       1,700.00    870.24      242.86    1,113.10
         Mold
8/91     Bobbin          SL 7YR         650.00    332.74       92.86      425.60
         Mold
9/91     Rebuilt         SL 7YR         470.20    235.10       67.17      302.27
         Core
         Holder
         Insert
9/91     Temporary       SL 7YR       1,100.00    550.00      157.14      707.14
         Case Die
10/91    Heat Treat      SL 7YR       3,131.66  1,528.55      447.38    1,975.93
         Furnace
10/91    Various         SL 7YR       1,715.00    837.08      245.00    1,082.08
         Electronic
         Equipment
10/91    Lapping         SL 7YR         250.00    122.02       35.71      157.74
         Machine
         (Modified)
11/91    Merlyn          SL 7YR         650.03    309.54       92.86      402.40
         Phone
         System
11/91    Drafting        SL 7YR         350.00    166.67       50.00      216.67
         Table
11/91    Precision       SL 7YR         262.38    124.94       37.48      162.43
         Oven
1/92     Four            SL 7YR       3,200.00  1,447.62      457.14    1,904.76
         Cavity
         Bobin Mode
1/92     Equipment       SL 7YR         329.18    148.91       47.03      195.94
2/92     Equipment       SL 7YR       1,395.00    614.46      199.29      813.74
3/92     Window Die      SL 7YR         860.00    368.57      122.86      491.43
         (SCI)
3/92     Permanent       SL 7YR       4,800.00  2,057.14      685.71    2,742.86
         Tooling
         Case
         (SCI)
3/92     Assembly        SL 7YR         490.00    210.00       70.00      280.00
         Fixtures
         (SCI)
3/92     Finishing       SL 7YR         580.00    248.57       82.86      331.43
         Fixture
         (SCI)
3/92     Positioning     SL 7YR         596.45    255.62       85.21      340.83
         Fixtures
         for
         Write &
         Read
         (SCI)
3/92     Winding         SL 7YR         350.00    150.00       50.00      200.00
         Chuck
         Flash
         Taping
         Fixture
         (SCI)
4/92     4 Cavity        SL 7YR         250.00    104.17       35.71      139.88
         Cable
         Potting
         Mold
4/92     Ganged          SL 7YR       1,975.47    823.11      282.21    1,105.32
         Arbor Saws
7/92     4 Position      SL 7YR         600.00    228.57       85.71      314.29
         Form
         Grinding
         Fixture (7
         Track)
8/92     Slotting &      SL 7YR         490.00    180.83       70.00      250.83
         Drilling
         Fixtures &
         Gang Saws
9/92     Equipment       SL 7YR       1,010.00    360.71      144.29      505.00
9/92     Refrigerat      SL 7YR         393.81    140.65       56.26      196.91
         or
9/92     Equipment       SL 7YR         290.00    103.57       41.43      145.00
10/92    Equipment       SL 7YR         405.00    139.82       57.86      197.68
11/92    Punch           SL 7YR         927.03    309.01      132.43      441.44
         Press
11/92    Large           SL 7YR       1,000.00    333.33      142.86      476.19
         Winder
11/92    Small           SL 7YR         400.00    133.33       57.14      190.48
         Winder
11/92    Mill            SL 7YR         250.00     83.33       35.71      119.05
12/92    Software        SL 7YR       1,711.00    549.96      244.43      794.39
1/93     Window Die      SL 7YR         965.00    298.68      137.86      436.54
5/94     4 Station       SL 7YR         905.25    107.77      129.32      237.09
         Grind
         Fixture

TOTAL                               269,400.04 226,970.68  17,379.29  244,349.97

      OFFICE EQUIPMENT:

1986     Various         SL 7YR         376.30    376.30                  376.30
1987     Various         SL 7YR         744.65    744.65                  744.65
1989     Various         SL 7YR       2,381.16  1,870.91      340.17    2,211.08
8/90     G/L             SL 7YR         695.00    438.51       99.29      537.80
         Software
8/90     A/P             SL 7YR         695.00    438.51       99.29      537.80
         Software
8/90     Bookcase,       SL 7YR         413.40    260.84       59.06      319.89
         Computer
         Stand,
         Metal
         Shelving,
         Black
         Cabinet
5/91     Office          SL 7YR         196.10    107.39       28.01      135.40
         Equipment
4/92     Computer        SL 7YR         372.75    155.22       53.25      208.47

TOTAL                                 5,874.36  4,392.33      679.06    5,071.39


                               Schedule 1.1.3

                    Description of Orders and Agreements

             1. Lease, dated September 12, 1990 (as amended by a certain (i) Rider, dated September 12, 1990, (ii) Amendment to Lease, dated November 19, 1990, and (iii) Agreement to Extend Lease, dated January 14, 1994), between Lutheran Brotherhood, a Minnesota corporation, and Mag-Head Engineering, Inc. (now known as Mag-Head Engineering Company, Inc.), a Minnesota corporation, by which the premises therein commonly described as 684-686 Mendelssohn Avenue North, Golden Valley, Minnesota are demised for a term commencing on September 12, 1990 and ending on January 31, 1997, a copy of which has been provided by Seller to Purchaser. Also, all lease deposits thereunder.

             2. All Accounts Receivable Trade (including, without limitation, those identified on attached pages hereto) of Seller.

             3. All GPT - A/R (including, without limitation, those identified on attached pages hereto) of Seller.

             4. Copier lease with "Imaging Systems," provided to Purchaser by Seller.

             5. All customer sales/purchase orders (including, without limitation, those identified on attached pages hereto) of Seller.


                            MAG-HEAD ENGINEERING
                         CUSTOMER SHIPPING SCHEDULE

NOVEMBER 1995

 MEC                                 DUE     DATE                     INV.
  #   CUSTOMER    QTY.    $ VALUE   DATE    SHIPPED  QTY.   $ VALUE    #

1096  DOD          15  $1,480.50    10-25
1014  B.E.         25     875.00    10-30
1014  B.E.         50   1,750.00    10-30
1205  GEORGENS     43   2,401.55    11-06    11-20   153 $8,545.05    3756
1041  ITC                                    11-21     2    264.00    3759
1084  HALL          3     195.00    11-10
1003  LORAL       100   6,430.00    11-15
1014  FIDELIPA     35   1,292.20    11-15
      C
1004  LORAL       100   6,430.00    11-15
1082  PR&E                                   11-21     5    675.00    3758
1076  B&D          10   3,600.00    11-17
1084  ITC          64   2,459.52    11-20
1206  GEORGENS    100   5,585.00    11-20
1043  FIDELIPA     20     691.00    11-20
      C
1206  GEORGENS    100   5,585.00    11-27
1119  LOCKHEED     42   6,827.52    11-29    11-21     8  1,300.45    3757
9 CH  3M            2   3,624.44    11-30

   $49,226.73                              SHIPPED: $10,784.53

                                          TO BE SHIPPED: $49,226.73
                                         NOV TOTAL: $60,011.26

DECEMBER 1995

                                           DUE
MEC #   CUSTOMER     QTY.     $ VALUE     DATE

1206    GEORGENS     100    $5,585.00     12-4
1014    B.E.          50     1,750.00     12-7
1206    GEORGENS      40     2,234.00     12-11
1014    FIDELIPAC     35     1,292.20     12-15
1003    LORAL        120     7,716.00     12-15
1004    LORAL        100     6,430.00     12-15
1076    B&D           10     3,600.00     12-15
1084    ITC           80     3,074.40     12-18
2 GAP   BRANDT        10     1,700.00     12-19
1043    FIDELIPAC     20       691.00     12-20
1096    DOD          200    19,740.00     12-24
TOOL    PRECISION      1       815.00     12-27
REFURB  PRECISION      2       600.00     12-27
1003    DOD           40     4,720.00     12-29
9 CH    3M             2     3,624.44     12-30
??1069  SYGNETRON      3       250.00     12-30
7


        $63,822.04

JANUARY 1996


                                           DUE
MEC #   CUSTOMER     QTY.     $ VALUE     DATE

1004    LORAL        150   $10,117.50      1-3
SPACER  3M           200     3,116.00      1-4
S
1035    B.E.          25       695.00      1-8
1072    B.E.          15       483.75      1-8
1014    FIDELIPAC     35     1,292.20     1-15
1076    B&D           10     3,600.00     1-19
1043    FIDELIPAC     20       691.00     1-20
1084    ITC           80     3,074.40     1-22
1096    DOD          200    19,740.00     1-24
9 CH    3M             2     3,624.44     1-30
1157    PRIMUS       10K    48,800.00     1-30


        $95,234.29

FEBRUARY 1996

                                           DUE
MEC #   CUSTOMER     QTY.     $ VALUE     DATE

1014    B.E.          50    $1,750.00      2-7
1004    LORAL        150    10,117.50      2-9
1003    LORAL        100     6,745.00      2-9
1076    B&D           10     3,600.00     2-16
1157    PRIMUS      5000    24,400.00     2-13
1084    ITC           80     3,074.40     2-26
9 CH    3M             2     3,624.44     2-29
1157    PRIMUS      5000    24,400.00     2-27


        $77,711.34

MARCH 1996

                                           DUE
MEC #   CUSTOMER     QTY.     $ VALUE     DATE

1003    LORAL        100    $6,745.00     3-15
1076    B&D           10     3,600.00     3-15
9 CH    3M             2     3,624.44     3-30


        $13,969.44


APRIL 1996

                                           DUE
MEC #   CUSTOMER     QTY.     $ VALUE     DATE

1003    LORAL        100    $6,745.00     4-12
1004    LORAL        100     6,745.00     4-16
1076    B&D           10     3,600.00     4-19


        $17,090.00

MAY 1996

                                           DUE
MEC #    CUSTOMER    QTY.     $ VALUE     DATE

1003    LORAL        100    $6,745.00     5-10
1076    B&D           10     3,600.00     5-17


        $10,345.00

TOTAL BACKLOG 95-
96

        $236,767.6
        7

TOTAL BACKLOG:

        $278,172.1
        1

UNSCHEDULED:

                                           DUE
MEC #    CUSTOMER    QTY.     $ VALUE     DATE

CASES   MOS         3825    $5,163.75
1072    B.E.         170     5,482.50
1035    B.E.         325     9,035.00
1014    B.E.         400    14,000.00

        $33,681.25


                                Schedule 1.1.4
                              Proprietary Rights

               All proprietary rights, service marks, patents, trademarks, copyrights, designs, brand names, trade names, processes, know-how, symbols, inventions, programs, trade secrets, logos and telephone numbers related to or connected with the Business, including, without limitation, the product catalogues used or distributed by Seller in connection with the Business and the names "MEC" and "Mag-Head Engineering Company," and all derivations thereof, all lists of suppliers, customers and prospects, all Federal and state applications for protection or registration of any of the foregoing and all intangibles appurtenant thereto.


                                 Schedule 1.2
                               Excluded Assets

               Prepaid insurance premiums and other prepaid expenses (excluding lease deposits).


                                 Schedule 1.3
                             Assumed Liabilities

               1. Lease, dated September 12, 1990 (as amended by a certain (i) Rider, dated September 12, 1990, (ii) Amendment to Lease, dated November 19, 1990, and (iii) Agreement to Extend Lease, dated January 14, 1994), between Lutheran Brotherhood, a Minnesota corporation, and Mag-Head Engineering, Inc. (now known as Mag-Head Engineering Company, Inc.), a Minnesota corporation, by which the premises therein commonly described as 684-686 Mendelssohn Avenue North, Golden Valley, Minnesota are demised for a term commencing on September 12, 1990 and ending on January 31, 1997, a copy of which has been provided by Seller to Purchaser. Also, all lease deposits thereunder.

               2. Copier lease with "Imaging Systems," provided to Purchaser by Seller.

               3. All accounts payable identified on the attached pages hereto (unless otherwise paid for by Seller prior to the Closing) and all other unpaid accounts payable (which shall not, in any circumstance include (i) costs arising in connection with the consummation of the transactions under this Agreement and (ii) payroll and other employee expenses arising from Seller's termination of employees) incurred in the ordinary course of business of Seller from February 6, 1996 to the Closing.

MC Software, Inc.        MAG-HEAD ENGINEERING COMPANY, INC.                         10/31/95
PREP05                 Accounts Payable - Aged Trial Balance                          Page 1
                                  Aged on 10/31/95

          ACCOUNT BALCURRENT DUE  PAST DUE   CREDIT     1-30     31-60     61-90     91-120    PRIOR
ABR001     Abrasive Systems, Inc. 612-424-7400
             175.90      0.00      175.90      0.00     87.95     87.95      0.00      0.00      0.00
AEI001     AEI Electronics Inc.   612-338-4754
              21.48      0.00       21.48      0.00      0.00     21.48      0.00      0.00      0.00
AMP001     AMP Incorporated       708-351-5030
              48.99      0.00       48.99      0.00     48.99      0.00      0.00      0.00      0.00
BAC001     Bacon Industries       617-926-2560
             202.10      0.00      202.10      0.00    202.10      0.00      0.00      0.00      0.00
BOB-LESKO  BOB LESKO              412-746-0899
             225.60      0.00      225.60      0.00      0.00    225.60      0.00      0.00      0.00
BRO001     Browning Ferris Ind.   612-941-8394
             104.42      0.00      104.42      0.00    104.42      0.00      0.00      0.00      0.00
BOS001     BT Office Products Intn'l 612-553-9500
              30.98      0.00       30.98      0.00     30.98      0.00      0.00      0.00      0.00
CIMCO      CIMCO          714-546-4460
             360.05      0.00      360.05      0.00      0.00    360.05      0.00      0.00      0.00
COP001     Copy Duplicating Products 612-861-2412
             115.02      0.00      115.02      0.00    115.02      0.00      0.00      0.00      0.00
DAC001     Dacon Manufacturing Co. 612-785-1400
           15672.95      0.00    15672.95      0.00  14966.15    706.80      0.00      0.00      0.00
DEM001     Dempsey Industries, Inc.
              90.92      0.00       90.92      0.00     90.92      0.00      0.00      0.00      0.00
EAS001     Eastech Chemical Inc.  215-537-1000
              50.11      0.00       50.11      0.00     50.11      0.00      0.00      0.00      0.00
EEM001     Eemus Manufacturing Corp. 818-331-1776
            2019.39      0.00     2019.39      0.00   2019.39      0.00      0.00      0.00      0.00
ELE003     Electrical Insulations 414-251-9650
             268.22      0.00      268.22      0.00    157.82    110.40      0.00      0.00      0.00
EIT        ENHANCED TELEMANAGEMENT 342-2255
             266.61    266.61        0.00      0.00      0.00      0.00      0.00      0.00      0.00
EXP001     Express Messenger       612-623-5900
              28.05      0.00       28.05      0.00     28.05      0.00      0.00      0.00      0.00
FID001     Fidelity Products Co.  612-536-6500
              37.97      0.00       37.97      0.00     37.97      0.00      0.00      0.00      0.00
AMERICAN FUNDS SERVICE CO
            1353.06      0.00     1353.06      0.00   1353.06      0.00      0.00      0.00      0.00
GOLFSMITH  GOLFSMITH              800-456-5344
             194.55      0.00      194.55      0.00     89.35    105.20      0.00      0.00      0.00
GRA001     W.W. Grainger, Inc.    612-559-0406
              22.91      0.00       22.91      0.00      0.00     22.91      0.00      0.00      0.00
GRANT      GRANT THORNTON         332-0001
             425.00    425.00        0.00      0.00      0.00      0.00      0.00      0.00      0.00
GTE        GTE DIRECTORIES    831-5553
              16.20     16.20        0.00      0.00      0.00      0.00      0.00      0.00      0.00
HARDCOAT   HARDCOAT, INC.         612-935-5715
              70.00      0.00       70.00      0.00     70.00      0.00      0.00      0.00      0.00
HONEYWELL  HONEYWELL EMPLOYEE'S CLUB
              31.99      0.00       31.99      0.00     31.99      0.00      0.00      0.00      0.00
IND002     Industrial Plastics, Mpls 612-721-6444
             445.20      0.00      445.20      0.00    445.20      0.00      0.00      0.00      0.00
INVEST     INVEST CAST INC    788-6965
            2295.11      0.00     2295.11      0.00   2295.11      0.00      0.00      0.00      0.00
KUI001     Kuipers Hardware      612-545-9627
              32.43     11.91       20.52      0.00     20.52      0.00      0.00      0.00      0.00

             116.75      0.00      116.75      0.00    116.75      0.00      0.00      0.00      0.00
NEW001     New England Electric Wire 803-838-6628
                  486.10      0.00      486.10      0.00    486.10      0.00      0.00      0.00      0.00
NOR002     Northern Airgas, Inc.  612-421-8980
              26.64     13.54       13.10      0.00      0.00     13.10      0.00      0.00      0.00
OMI001     Omicron Tool           612-856-4142
            1685.30    130.00     1556.30      0.00    227.50   1327.80      0.00      0.00      0.00
PACKNET    PACKNET LTD            612-884-7517
             771.26    432.62      338.64      0.00    338.64      0.00      0.00      0.00      0.00
PATRYAN    PAT RYAN GOLF PRODUCTS 922-6924
              62.46      0.00      128.46    -66.00     62.46      0.00      0.00      0.00     66.00
PRECISION  PRECISION REPAIR, INC  612-784-1704
             269.25      0.00      269.25      0.00    269.25      0.00      0.00      0.00      0.00
TADSON     TADSON INC             612-441-4410
             336.00      0.00      336.00      0.00    336.00      0.00      0.00      0.00      0.00
TWI001     Twin City Oxygen Co.   612-628-4848
              42.66     25.06       17.60      0.00      0.00     17.60      0.00      0.00      0.00
UNI002     United Parcel Service  800-378-0700
             188.36      0.00      188.36      0.00    188.36      0.00      0.00      0.00      0.00
US-WEST    US WEST DIRECT         800-422-1234
              38.80      0.00       38.80      0.00     38.80      0.00      0.00      0.00      0.00
VISA       BANKCARD CENTER800-344-5696
             254.83      0.00      254.83      0.00    254.83      0.00      0.00      0.00      0.00
WAR001     Warner Industrial Supply 612-378-7300
             242.98      0.00      242.98      0.00     34.62    208.36      0.00      0.00      0.00
WIFFLER    MARK WIFFLER
              10.97     10.97        0.00      0.00      0.00      0.00      0.00      0.00      0.00
WLG001     W.L. Gore & Associates 512-276-7800
            2078.02      0.00     2078.02      0.00      0.00   2078.02      0.00      0.00      0.00

           31205.59   1331.91     29839.68   -66.00  24596.41   5275.27      0.00      0.00     66.00

MC Software, Inc.                 MAG-HEAD ENGINEERING COMPANY, INC.                         10/31/95
PREP07                            Accounts Payable Invoice Register                            Page 1
                                            OPEN INVOICES

                                                                                     DISC.
INVOICE #   TYPE     P/ORDER   DATE     DUE DATE    AMOUNT     BALANCE    DIS DATE   AMOUNT   TOTAL PAY
ABR001     Abrasive Systems, Inc.
0018867    INVOICE     5048   09/11/95   10/11/95    87.95      87.95                  0.00     87.95
0020318    INVOICE     5048   10/09/95   11/08/95    87.95      87.95                  0.00     87.95
                                                    ________   ________              _______  _______
                                                    175.90     175.90                  0.00    175.90
AEI001     AEI Electronics Inc.
094008-0   INVOICE     5078   09/26/95   10/26/95    21.48      21.48                  0.00     21.48
                                                    ________   ________              _______  _______
                                                     21.48      21.48                  0.00     21.48
AMP001     AMP Incorporated
F1450373   INVOICE            10/01/95   10/31/95    48.99      48.99                  0.00     48.99
                                                    ________   ________              _______  ________
                                                     48.99      48.99                  0.00     48.99
BAC001     Bacon Industries
0076730    INVOICE     5057   10/19/95   11/18/95   202.10     202.10                  0.00    202.10
                                                    ________   ________              _______  ________
                                                    202.10     202.10                  0.00    202.10
BOB-LESKO  BOB LESKO
COMM-PAY   INVOICE            09/29/95   09/29/95   225.60     225.60                  0.00    225.60
                                                    ________   ________              _______       ________
                                                    225.60     225.60                  0.00    225.60
BRO001     Browning Ferris Ind.
9001049873 INVOICE            10/01/95   10/31/95   104.42     104.42                  0.00    104.42
                                                    ________   ________              _______  ________
                                                    104.42     104.42                  0.00    104.42
   001     BT OFFICE PRODUCTS INTN'L
2948530    INVOICE     5101   10/24/95   11/23/95    30.98      30.98                  0.00     30.98
                                                    ________   ________              _______  ________
                                                     30.98      30.98                  0.00     30.98
CIMCO      CIMCO
0044896    INVOICE     5034   09/26/95   10/26/95   350.05     350.05                  0.00    350.05
                                                    ________   ________              _______  ________
                                                    350.05     350.05                  0.00    350.05
COP001     Copy Duplicating Products
2207660    INVOICE            10/01/95   10/31/95   115.02     115.02                  0.00    115.02
                                                    ________   ________              _______  ________
                                                    115.02     115.02                  0.00    115.02
DAC001     Dacon Manufacturing Co.
0031673    INVOICE     5053   09/21/95   10/21/95   706.80     706.80                  0.00    706.80
0031720    INVOICE     5000   10/01/95   10/31/95  3075.60    3075.60                  0.00   3075.60
0031721    INVOICE     4729   10/01/95   10/31/95  3510.00    3510.00                  0.00   3510.00
0031746    INVOICE     5056   10/06/95   11/05/95  1728.23    1728.23                  0.00   1728.23
0031816    INVOICE     4764   10/20/95   11/19/95   485.40     485.40                  0.00    485.40
0031817    INVOICE     4764   10/20/95   11/19/95   510.30     510.30                  0.00    510.30
0031855    INVOICE     4729   10/27/95   11/26/95  1029.60    1029.60                  0.00   1029.60
0031856    INVOICE     4729   10/27/95   11/26/95  1006.20    1006.20                  0.00   1006.20
0031857    INVOICE     5000   10/27/95   11/26/95  1782.45    1782.45                  0.00   1782.45
0031858    INVOICE     5000   10/27/95   11/26/95  1838.37    1838.37                  0.00   1838.37
                                                   ________   ________              _______  ________
                                                  15672.95   15672.95                  0.00  15672.95

IBM001     Dempsey Industries, Inc.
0085582    INVOICE     5082   10/01/95   10/31/95    90.92      90.92                  0.00     90.92
                                                    ________   ________              _______  ________
                                                     90.92      90.92                  0.00     90.92
EAS001     Eastech Chemical Inc.
0086450    INVOICE     5071   10/24/95   11/23/95    50.11      50.11                  0.00     50.11
                                                    ________   ________              _______  ________
                                                     50.11      50.11                  0.00     50.11
EEM001     Eemus Manufacturing Corp.
I-94582    INVOICE     5001   10/02/95   11/01/95  2019.39    2019.39                  0.00   2019.39
                                                    ________   ________              _______  ________
                                                   2019.39    2019.39                  0.00   2019.39
ELE008     Electrical Insultations
6598905    INVOICE     5079   09/26/95   10/26/95   110.40     110.40                  0.00    110.40
6638755    INVOICE     5097   10/26/95   11/25/95   157.82     157.82                  0.00    157.82
                                                    ________   ________              _______  ________
                                                    268.22     268.22                  0.00    268.22
ETI        ENHANCED TELEMANAGEMENT
DUE110995  INVOICE            10/31/95   11/09/95   266.61     266.61                  0.00    266.61
                                                    ________   ________              _______  ________
                                                    266.61     266.61                  0.00    266.61
EXP001     Express Messenger
08-169229  INVOICE            10/15/95   11/14/95    28.05      28.05                  0.00     28.05
                                                    ________   ________              _______  ________
                                                     28.05      28.05                  0.00     28.05
FID001     Fidelity Products Co.
0512918    INVOICE     5080   10/04/95   11/03/95    37.97      37.97                  0.00     37.97
                                                    ________   ________              _______  ________
                                                     37.97      37.97                  0.00     37.97
     K     AMERICAN FUNDS SERVICE CO
0100695    INVOICE            10/06/95   10/06/95   676.53     676.53                  0.00    676.53
102095-401 INVOICE            10/20/95   10/20/95   676.53     676.53                  0.00    676.53
                                                    ________   ________              _______  ________
                                                   1363.06    1363.06                  0.00   1363.06
GOLFSMITH  GOLFSMITH
4146018    INVOICE            09/20/95   10/20/95   105.20     105.20                  0.00    105.20
4211113    INVOICE            10/24/95   11/23/95    89.35      89.35                  0.00     89.35
                                                    ________   ________              _______  ________
                                                    194.55     194.55                  0.00    194.55
GRA001     W.W. Grainger, Inc.
4952971663 INVOICE     5081   09/25/95   10/25/95    22.91      22.91                  0.00     22.91
                                                    ________   ________              _______  ________
                                                     22.91      22.91                  0.00     22.91
GRANT      GRANT THORNTON
401K-SEMI  INVOICE            10/31/95   11/30/95   425.00     425.00                  0.00    425.00
                                                    ________   ________              _______  ________
                                                    425.00     425.00                  0.00    425.00
     GTE        GTE DIRECTORIES
GPT-AD     INVOICE            10/31/95   11/15/95    16.20      16.20                  0.00     16.20
                                                    ________   ________              _______  ________
                                                     16.20      16.20                  0.00     16.20
HARDCOAT   HARDCOAT, INC.
10239683   INVOICE     5096   10/23/95   11/22/95    70.00      70.00                  0.00     70.00
                                                    ________   ________              _______  ________
                                                     70.00      70.00                  0.00     70.00
HONEYWELL  HONEYWELL EMPLOYEE'S CLUB
GPT795     INVOICE         H  10/19/95   11/03/95    31.99      31.99                  0.00     31.99
                                                     ________   ________              _______  ________
                                                     31.99      31.99                  0.00     31.99
IND002     Industrial Plastics, Mpls
0022871    INVOICE     5066   10/04/95   11/03/95   445.20     445.20                  0.00    445.20
                                                     ________   ________              _______  ________
                                                    445.20     445.20                  0.00    445.20
INVEST     INVEST CAST INC
0026761    INVOICE     5033   10/01/95   10/31/95  2295.11    2295.11                  0.00   2295.11
                                                     ________   ________              _______  ________
                                                   2295.11    2295.11                  0.00   2295.11
KUI001     Kuipers Hardware
0010276    INVOICE            10/27/95   11/26/95     2.08       2.08                  0.00      2.08
0100295    INVOICE            10/02/95   11/01/95     2.32       2.32                  0.00      2.32
0100495    INVOICE            10/04/95   11/08/95    16.12      16.12                  0.00     16.12
0103095    INVOICE            10/31/95   11/30/95    11.91      11.91                  0.00     11.91
                                                    ________   ________              _______
________                                             32.43      32.43                  0.00     32.43

DUE110895  INVOICE            10/19/95   11/03/95   116.75     116.75                  0.00    116.75
                                                   ________   ________              _______       ________
                                                    116.75     116.75                  0.00    116.75
NEW001     New England Electric Wire
0009606    INVOICE     5059   10/01/95   10/31/95   486.10     486.10                  0.00    486.10
                                                    ________   ________              _______  ________
                                                    486.10     486.10                  0.00    486.10
NOR002     Northern Airgas, Inc.
0835355    INVOICE            09/30/95   10/30/95    13.10      13.10                  0.00     13.10
0837254    INVOICE            10/31/95   11/30/95    13.54      13.54                  0.00     13.54
                                                    ________   ________              _______  ________
                                                     26.64      26.64                  0.00     26.64
OMI001     Omicron Tool
0009909    INVOICE     5040   09/01/95   10/01/95   150.00     150.00                  0.00    150.00
0009922    INVOICE     5024   09/14/95   10/14/95   125.00     125.00                  0.00    125.00
0009923    INVOICE     4731   09/14/95   10/14/95   150.00     150.00                  0.00    150.00
0009924    INVOICE     4631   09/14/95   10/14/95   187.50     187.50                  0.00    187.50
0009925    INVOICE     5054   09/14/95   10/14/95    95.00      95.00                  0.00     95.00
0009926    INVOICE     5075   09/18/95   10/18/95   195.30     195.30                  0.00    195.30
0009927    INVOICE     5011   09/18/95   10/18/95   425.00     425.00                  0.00    425.00
0009940    INVOICE     5085   10/12/95   11/11/95    86.00      86.00                  0.00     86.00
0009941    INVOICE     5075   10/17/95   11/16/95   141.50     141.50                  0.00    141.50
9XXXX-1914 INVOICE     5103   10/31/95   11/30/95   130.00     130.00                  0.00    130.00
                                                    ________   ________              _______  ________
                                                   1685.30    1685.30                  0.00   1685.30
PACKNET    PACKNET LTD
0041177    INVOICE            10/03/95   10/23/95   137.12     137.12                  0.00    137.12
0041408    INVOICE            10/25/95   11/14/95   201.52     201.52                  0.00    201.52
0041417    INVOICE     5068   10/31/95   11/20/95   432.62     432.62                  0.00    432.62
                                                    ________   ________              _______  ________
                                                    771.26     771.26                  0.00    771.26
PATRYAN    PAT RYAN GOLF PRODUCTS
0000746    INVOICE            10/19/95   11/18/95    24.46      24.46                  0.00     24.46
0000756    INVOICE            10/30/95   11/29/95    38.00      38.00                  0.00     38.00
0001486    INVOICE            04/11/95   05/11/95    66.00      66.00                  0.00     66.00
0001486    CREDIT             04/30/95   04/30/95   -66.00     -66.00                  0.00    -66.00
                                                    ________   ________              _______  ________
                                                     62.46      62.46                  0.00     62.46
PRECISION  PRECISION REPAIR, INC
0102232    INVOICE     4781   10/01/95   10/16/95   240.00     240.00                  0.00    240.00
0102320    INVOICE     4781   10/05/95   10/20/95    29.25      29.25                  0.00     29.25
                                                    ________   ________              _______  ________
                                                    269.25     269.25                  0.00    269.25
TADSON     TADSON INC
0006572    INVOICE     5084   10/04/95   11/03/95   336.00     336.00                  0.00    336.00
                                                    ________   ________              _______  ________
                                                    336.00     336.00                  0.00    336.00
TWI001     Twin City Oxygen Co.
0362958    INVOICE            09/29/95   10/29/95    17.60      17.60                  0.00     17.60
0364520    INVOICE            10/31/95   11/30/95    25.06      25.06                  0.00     25.06
                                                    ________   ________              _______  ________
                                                     42.66      42.66                  0.00     42.66
UNI002     United Parcel Service
0102195    INVOICE            10/21/95   10/31/95   129.43     129.43                  0.00    129.43
0102895    INVOICE            10/28/95   11/07/95    58.93      58.93                  0.00     58.93
                                                    ________   ________              _______  ________
                                                    188.36     188.36                  0.00    188.36
US-WEST    US WEST DIRECT
1756178000 INVOICE            10/22/95   11/06/95    38.80      38.80                  0.00     38.80
                                                    ________   ________              _______  ________
                                                     38.80      38.80                  0.00     38.80
VISA       BANKCARD CENTER
QUALITY=   INVOICE     5980   10/24/95   11/13/95   254.83     254.83                  0.00    254.83
                                                    ________   ________              _______       ________
                                                    254.83     254.83                  0.00    254.83
WAR001     Warner Industrial Supply
1173980-01 INVOICE     5077   09/26/95   10/26/95   208.36     208.36                  0.00    208.36
1173980-02 INVOICE     5077   10/24/95   11/23/95    34.62      34.62                  0.00     34.62
                                                    ________   ________              _______  ________
                                                    242.98     242.98                  0.00    242.98
WIFFLER    MARK WIFFLER
COMM       INVOICE            10/31/95   11/05/95    10.97      10.97                  0.00     10.97
                                                    ________   ________              _______  ________
                                                     10.97      10.97                  0.00     10.97
WLG001     W.L. Gore & Associates
36083-10   INVOICE     5023   09/25/95   09/25/95  2078.02    2078.02                  0.00   2078.02
                                                    ________   ________              _______  ________
                                                   2078.02    2078.02                  0.00   2078.02
                                                   =========  =========              =======  ========
                                                  31205.59   31205.59                  0.00  31205.59

MC Software, Inc.                 MAG-HEAD ENGINEERING COMPANY, INC.                         10/31/95
PREP05                         Accounts Receivable - Aged Trial Balance                        Page 1
                                           Aged on 10/31/95

          ACCOUNT BALCURRENT DUE  PAST DUE   CREDIT     1-30     31-60     61-90     91-120    PRIOR
3-M        3M ACCOUNTS PAYABLE
            9422.55    4122.55     5300.00     0.00    300.00   5000.00      0.00      0.00      0.00
AIWA       AIWA CO., LTD TECH CENTER  ###-##-####
            1091.00       0.00     1091.00     0.00      0.00   1091.00      0.00      0.00      0.00
B&D        B. & D. INSTRUMENTS INC. 316-786-1223
            7208.50       0.00     7208.50     0.00      0.00   7208.50      0.00      0.00      0.00
BRO001     Broadcast Electronics Inc 217-224-9600
                 3585.75    1184.72     2401.03     0.00      0.00   2401.03      0.00      0.00      0.00
FT MEAD ACCOUNTS PAYABLE 301-859-5710
           56764.90   19641.30    37123.60     0.00  21830.00  15293.60      0.00      0.00      0.00
ESI001     ELECTRO SOUND INC.
             899.09     899.09        0.00     0.00      0.00      0.00      0.00      0.00      0.00
FID001     FIDELIPAC CORPORATION  609-235-3900
             152.68     152.68        0.00     0.00      0.00      0.00      0.00      0.00      0.00
GEORGENS   GEORGENS INDUSTRIES INC 619-481-8114
           34712.55   13944.63    20767.72     0.00  13298.54   7469.18      0.00      0.00      0.00
HAL001     HALL ELECTRONICS 804-964-4255
             717.18     197.93      519.25     0.00      0.00    519.25      0.00      0.00      0.00
ICT001     ICT, Ltd. Unit 74  01144932572215
            3212.95       0.00     3212.95     0.00      0.00   3212.95      0.00      0.00      0.00
ITC001     International Tapetronics 309-828-1381
            9191.32       0.00     9191.32     0.00   1818.38   4621.97   2750.97      0.00      0.00
LOR001     Loral Fairchild Corp.  813-376-6922
           35345.50   22485.50    12860.00     0.00      0.00  12860.00      0.00      0.00      0.00
OTA001     Otari Corporation 415-341-6900
             773.25       0.00      773.25     0.00      0.00    773.25      0.00      0.00      0.00
PAC001     Pacific Recorders & Eng. 619-436-3911
             681.25       0.00      681.25     0.00      0.00    681.25      0.00      0.00      0.00
SCI001     SCI Systems, Inc.  205-882-4800
           36106.25       0.00    36106.25     0.00      0.00  36106.25      0.00      0.00      0.00
SEAGATE    SEAGATE
              66.00       0.00       66.00     0.00      0.00     66.00      0.00      0.00      0.00
XEL001     XEL COMMUNICATIONS, INC. 303-369-7000
              24.40       0.00       24.40     0.00      0.00     24.40      0.00      0.00      0.00

          199965.12  62628.60   137326.52      0.00  37246.92  97328.63   2750.97      0.00      0.00

OCTOBER 1995

                                 HONEYWELL  SALES                  INVOICE  COMM   COMM   AMOUNT     DATE    A/R      HOW
DIV # CUSTOMER       SALE AMOUNT  SALES $    TAX   LABOR  FREIGHT    TOTAL  TOTAL    %     PAID      PAID    DUE     PAY??
____  __________     ___________  ________  _____  _____  _______  _______  _____  _____  _______  _______  ______  _______
609 ROD WALK    7-6-95                                                                                      $200.22
769 TOM RAPPO   9-20-95                                                                   $202.50  10-20-95         AMP CHECK
    AMP SERVICES
774 EDITH KLAUSER  9-95                                                                    130.50  10-31-95         CHECK 5743
781 EDITH KLAUSER        $67.00              $0.00  $0.00  $0.00    $67.00   $4.69  $0.07   67.00  10-31-95         CHECK 5743

782 TONY PRICE             8.58               0.56   0.00   0.00      8.14    0.60   0.07    9.14  10-4-95          CASH

783 WIILY                 25.71               1.67   0.00   0.00     27.38    1.50   0.07   27.38  10-4-95          CASH

784 DOUG SWANSON           0.00               0.00   0.00   0.00      5.00    0.35   0.07    6.00  10-17-95         CASH

785 COLETTE OSBERG       150.00               9.75   0.00   0.00    159.75   10.50   0.07  159.75   10-11-95        CHECK 7111

786 JERRY AUGESON          0.00               0.00  25.00   0.00     25.00    1.75   0.07   25.00   10-11-95        CHECK 8382

787 COLETTE OSBERG        12.00               0.78   4.50   0.00     17.28    1.16   0.07   17.28   10-11-95        CHECK     7111

788 BOB RETHSEN           10.00               0.65   4.00   0.00     14.65    0.98   0.07   14.65   10-13-95        CASH

789 WILLY                 13.65               0.89   0.00   0.00     14.54    0.96   0.07   14.54   10-13-95        VISA

790 VOID      VOID         VOID  VOID   VOID  VOID  VOID  VOID   VOID  VOID   VOID    VOID  VOID   VOID

791 RON ROOFES             23.50              1.53   0.00   0.00     25.08    1.65 0.07     25.08   10-24-95        CHECK 4138

792 GUY FIRAS             100.00              6.50   0.00   0.00    106.50    7.00 0.07    106.50   10-16-95        CHECK 1086

793 AL INGALLS             18.00              1.17   4.00   0.00     23.17    1.54 0.07     23.17   10-18-95        CHECK 5309

794 BOB RETHSEN             8.75              0.57   7.50   0.00     16.82    1.14 0.07     16.82   10-18-95        CASH

795 DOUG HECQUIST         158.00  $199.99    13.00   0.00   0.00    181.00   11.76 0.07    212.98   10-20-95        CHECK 3677
                                                                                          (31.99) HONEYWELL $
796 DOUG HECQUIST         165.00             10.73   0.00   0.00    175.73   11.56 0.07    175.73   10-20-95        CHECK 3677

797 DOUG HECQUIST          78.50              5.10   0.00   0.00     83.60    5.50 0.07     83.80   10-25-95        CHECK 3632

798 GENE BERGSTROM        424.50              0.00   0.00   0.00    424.50   29.72 0.07    424.50   10-25-95        VISA

799 ART HONEGGER          336.00              0.00   0.00  17.00    362.00   23.45 0.07                      $352.00

800 JIM BUDLA              75.00              4.88   0.00   0.00     79.88    5.25 0.07     79.88   10-27-95        CHECK 5672

801 JIM JOROAN            338.00              0.00   0.00   0.00    338.00   23.66 0.07                       338.00

802 BEN S    LER          268.00             17.42   0.00   0.00    285.42   18.76 0.07    VISA IN  10-31-95  285.42 VISA 10-31
                                                                                           TRANSIT
                       $2,289.19  $199.99   $75.18 $50.00 $17.00 $2,431.37 $163.74 7%    $1,788.96         $1,175.64
                                                                                   CLAYTON

                                Schedule 1.3.1
                             Assignment of Lease

                                See attached.


                             ASSIGNMENT OF LEASE

               Assignment of the Lease ("Lease"), dated September 12, 1990 (as amended by a certain (i) Rider, dated September 12, 1990, (ii) Amendment to Lease, dated November 19, 1990, and (iii) Agreement to Extend Lease, dated January 14, 1994), between Lutheran Brotherhood, a Minnesota corporation ("Landlord"), and Mag-Head Engineering, Inc. (now known as Mag-Head Engineering Company, Inc.), a Minnesota corporation ("Tenant"), by which the premises herein commonly described as 684-686 Mendelssohn Avenue North, Golden Valley, Minnesota (the "Premises") are demised for a term commencing on September 12, 1990 and ending on January 31, 1997.

                             ASSIGNMENT BY TENANT

               For value received, Tenant does hereby assign all of Tenant's right, title and interest in and to the Lease from and after February __, 1996 (the "Assignment Date") unto Ahead Technology Acquisition Corporation, a Delaware corporation ("Assignee"). The Premises are to be used and occupied for office, warehouse and manufacturing purposes in connection with the electrical component, magnetic recording head and golf club business, and all related or reasonably comparable purposes, and for no other purpose. Tenant shall not be liable for obligations arising under the Lease following the Assignment Date. Notwithstanding the foregoing, it is expressly agreed that this assignment shall not release or relieve Tenant from any liability under the Lease for any obligations or events incurred or arising, or activities conducted on or condition of the Premises, prior to the Assignment Date.

          Dated: February __, 1996     TENANT:
                                       MAG-HEAD ENGINEERING, INC.
                                       (not known as MAG-HEAD
                                       ENGINEERING COMPANY, INC.)

                                       By: ______________________

                                       Its: ______________________

                      ACCEPTANCE OF TENANT'S ASSIGNMENT

               In consideration of the above Assignment and of the written consent of Landlord thereto, Assignee (binding also Assignee's heirs, successors and assigns) hereby assumes and agrees to make all payments and to perform and keep all promises, covenants and conditions and agreements of the Lease by Tenant to be made, kept and performed from and after the Assignment Date. Notwithstanding the foregoing, it is expressly agreed that Assignee shall not be liable under the Lease for any obligations or events incurred or arising, or activities conducted on or condition of the Premises, prior to the Assignment Date.


          Dated: February __, 1996     ASSIGNEE:
                                       AHEAD TECHNOLOGY ACQUISITION
                                       CORPORATION

                                       By: ______________________

                                       Its: ______________________

                        CONSENT TO TENANT'S ASSIGNMENT

               Landlord hereby consents to the foregoing assignment of the Lease by Tenant to Assignee in consideration of the Tenant's promises, covenants and agreements herein above expressed, and upon the express condition that Tenant shall remain liable for any obligations or events incurred or arising, or activities conducted on or condition of the Premises, prior to the Assignment Date, and in consideration likewise of the covenants, promises and agreements of Assignee above set forth. Landlord does not consent to any further assignment of the Lease nor to any subletting of the Premises or any part thereof.

               Landlord has not at any time in the past engaged in nor permitted, and has no knowledge that any third person or entity engaged in or permitted any operations or activities upon, or any use or occupancy of the Premises, or any portion thereof, for the purpose of or in any way involving the handling, manufacturing, treatment, storage, use, transportation, spillage, leakage, dumping, discharge or disposal (whether legal or illegal, accidental or intentional) of any hazardous substances, materials or wastes, or any wastes regulated under any local, state or federal law.

          Dated: February __, 1996     LANDLORD:
                                       LUTHERAN BROTHERHOOD

                                       By: ______________________

                                       Its: ______________________


                                 Schedule 2.4
                                  Allocation

          Asset Allocation

          Cash                                $  72,503.00
          Deposits                                1,685.00
          Accounts Receivable                   201,130.00
          Inventory                             175,643.00
          Fixed Assets                           36,030.00

                                               $486,991.00
          Less:   Accounts Payable
                  as of 10/31/95                 30,965.00

          Purchase Price                       $456,026.00


                                 Schedule 3.2
                                Capitalization

                                See Attached.


                                   Sheet 1

        MEC  stockholders as provided [9/28/95]

        Total shares         561,362
          outstanding
        Initial
          Capitalization @
          $1/ea.             561,362

        Employees:           # Shares    Initial $   Value/ea.     Loss
        Paul Michael         120,000    120,000      84,994.80   35,005.20
          (President)
        Willy Schrepfer       38,000     38,000      26,915.02   11,084.98
          (Operations)

        Outsiders:
        Dave Johnson         220,000    220,000     155,823.80   64,176.19
        Haley                 68,000     68,000      48,163.72   19,836.28
        Christensen           66,000     66,000      46,747.14   19,252.86
        Vladimir              50,000     50,000      35,414.50   14,585.50

        Total shares         562,000

        Present Networth     396,059                398,059     163,941
        Present
          price/share        0.70829


                                Schedule 3.3
                            Financial Statements

                               See Attached.


                     MAG-HEAD ENGINEERING COMPANY, INC.       10/31/95
                               Balance Sheet                    Page 1
                         Tuesday, October 31, 1995
      CURRENT ASSETS

        PETTY CASH                         50
        CASH-CHECKING                   72453
        CASH-SAVINGS                        0
        RENT DEPOSITS                    1685
        MED-GPT RENT/REVEIVABLE             0
        ACCOUNTS RECEIVE TRADE         199955
        GPT-A/R                          1175
        GPT-INVENTORY                   20759
        GPT-F/G                         11211
        INVENTORY - P/P                 78133
        INVENTORY - WIP                 59251
        INVENTORY - F/G                 32673
        SUSPENSE ACCOUNT                    0
        PREPAID EXPENSES                 2356

           TOTAL CURRENT ASSETS                    479701
      FIXED ASSETS

        LEASEHOLD IMPROVEMENTS            490
        MACHINERY & EQUIPMENT          271368
        OFFICE EQUIPMENT                 8386
        ACCUMULATED DEPRECIATE         244214

           TOTAL FIXED ASSETS:                      36030

      OTHER ASSETS
      TOTAL ASSETS                                            515731


                     MAG-HEAD ENGINEERING COMPANY, INC.       10/31/95
                               Balance Sheet                    Page 2
                         Tuesday, October 31, 1995

      CURRENT LIABILITIES

        ACCOUNTS PAYABLE                30965
        GPT-A/P                             0
             ACCRUED PAYROLL                 12822
        NOTE PAYABLE-1ST BANK               0
        MISC PAYROLL DEDUCTION       (      1)
        DIVIDENDS PAYABLE                               0
        FED/FICA TAX                        0
        STATE TAX                           0
        401K PAYABLE                      386
        GPT COMMISSIONS PAYABLE      (      1)
        GPT-EMPLOYEE COMM                   1
             GPT-HONEYWELL COMM                                         0
        MEC SALES TAX PAYABLE               0
        GPT-SALES TAX PAYABLE              75
                                     ________
           TOTAL CURRENT LIABIL                     44247

      LONG TERM LIABILITIES:
           TOTAL LONG-TERM LIA                          0

      TOTAL LIABILITIES                                        44247

      EQUITY

        COMMON STOCK                     5614
        PAID IN CAPITAL                543386
        RETAINED EARNINGS           (  150854)
        EARNINGS CURRENT                73360

           TOTAL EQUITY                            471495

      TOTAL LIAB & EQUITY                                     615743


                     MAG-HEAD ENGINEERING COMPANY, INC.       10/31/95
                              Income Statement                  Page 1
                         Tuesday, October 31, 1995

                                 Period  %SALES Year to Date  %SALES

     REVENUE

       SALES MANUFACTURED HEAD    99718   97.71       566524    75.66
       SALES RETURNS                  0    0.00           44     0.01
       SALES-NOT MFG MEC              0    0.00        90009    12.02
       GPT-SALES                   2339    2.29        92238    12.32


         TOTAL REVENUE           102057  100.00       748815   100.00


     COST OF GOODS SOLD

       COST OF MATERIALS          28645   28.07       140970    18.83
       GPT-COGS                    1156    1.13        64722     8.64
       DIRECT LABOR               15144   14.84       105619    14.10
       GPT-DIRECT LABOR               0    0.00         7305     0.98
       MFG ENG SALARY              5415    5.31        41561     5.55
       OUTSIDE LABOR                200    0.20         8586     1.15
       PRODUCTION SALARY           2877    2.82        22673     3.03
       PAYROLL TAXES               1892    1.85        20104     2.68
       OUTSIDE ENG SUPPORT            0    0.00          120     0.02
       WORKERS COMP INS             845    0.83         3946     0.53
       GENERAL INS                  496    0.49         3968     0.53
       HEALTH INS                  1413    1.38        10690     1.43
       BUILDING RENT               4583    4.49        36110     4.82
       UTILITIES                    485    0.48         4521     0.60
       EQUIPMENT RENTAL             164    0.16         1742     0.23
       SMALL TOOLS                    0    0.00          296     0.04
       PACKAGING SUPPLIES           771    0.76         3904     0.52
       GPT-PACKAGING                  0    0.00            0     0.00
       GPT-PRODUCTION SUPPLIES        7    0.01          547     0.07
       PRODUCTION SUPPLIES          257    0.25         6109     0.82
       TOOLING MAINTENANCE          270    0.26         1803     0.24
       BUILDING MAINTENANCE         242    0.24         1944     0.26
       POSTAGE & FREIGHT            274    0.27         1068     0.14
       GPT-FREIGHT                    0    0.00            0     0.00
       DEPRECIATION                1423    1.39        12361     1.65
       OTHER PROD EXPENSES            0    0.00            0     0.00
       COGS-NOT MFG MEC               0    0.00        69729     9.31


         TOTAL COGS SOLD:         66559   65.22       570398    76.17

     OPERATION EXPENSES

       ADMINISTRATIVE SALARIES        0    0.00            0     0.00
       OFFICE SUPPLIES               12    0.01          525     0.07
       GPT-OFFICE SUPPLIES           19    0.02         1550     0.21
       PAYROLL TAXES                919    0.90         8296     1.11
       TRAVEL                       812    0.80         1903     0.25
       TELEPHONE                    373    0.37         3820     0.51
       BAD DEBT EXPENSE            2487    2.44         2487     0.33
       ENTERTAINMENT                  0    0.00          161     0.02
       CONSULTING                     0    0.00            0     0.00
       CONTRIBUTIONS                  0    0.00            0     0.00
       DUES & SUBSCRIPTIONS          24    0.02          519     0.07
       GPT-SUBSCRIPTIONS              0    0.00           15     0.00
       DESIGN ENG SALARIES         2178    2.13        27545     3.68
       ACCOUNTING                    93    0.09         2252     0.30
       OFFICE SALARIES             1667    1.63        13395     1.79
       SALES SALARIES              3470    3.40        26385     3.52
       GPT SALES SALARIES          3215    3.15        10877     1.45
       LEGAL                          0    0.00          691     0.09
       MISC ADMINISTRATIVE EXP        0    0.00           85     0.01
       GPT-VISA SERVIC CHARGE        27    0.03          788     0.11

         TOTAL OPER EXPENSES:     15494   15.18       102258    13.66

     OTHER INCOME & EXPENSE

       401K EXPENSE                 663    0.65         2799     0.37
       INTEREST INCOME                0    0.00            0     0.00
       INTEREST EXPENSE               0    0.00            0     0.00
       INCOME TAXES                   0    0.00            0     0.00
       LEGAL SETTLEMENT               0    0.00            0     0.00


         TOTAL OTHER IN & EXP:  (   663)  (0.65)(       2799)  ( 0.37)

     NET INCOME (LOSS)            19342   18.95        73360     9.80


                               Schedule 3.10
                               Real Property

       1. Lease, dated September 12, 1990 (as amended by a certain (i) Rider, dated September 12, 1990, (ii) Amendment to Lease, dated November 19, 1990, and (iii) Agreement to Extend Lease, dated January 14, 1994), between Lutheran Brotherhood, a Minnesota corporation, and Mag-Head Engineering, Inc. (now known as Mag-Head Engineering Company, Inc.), a Minnesota corporation, by which the premises therein commonly described as 684-686 Mendelssohn Avenue North, Golden Valley, Minnesota are demised for a term commencing on September 12, 1990 and ending on January 31, 1997, a copy of which has been provided by Seller to Purchaser. Also, all lease deposits thereunder.


                               Schedule 3.11
                            Hazardous Substances

     Seller shall be solely responsible for the prompt and lawful removal from the Premises, disposal and required registration of the freon parts cleaner and freon degreaser identified on the attached page. Seller shall additionally be responsible for the payment of all expenses, fines, penalties and taxes related thereto.


     * Presence of a partially filled drum of spent freon parts cleaner at the loading dock area. Although Mag-Head stopped the use of freon for parts cleaning several years ago, the waste solvent has been stored at the site since that time.

     * A flammable material storage locker in the golf club fabrication area contained two five gallon cans of freon degreaser, one of which was labeled as "new" and the other as "used."

     This spent freon must be properly managed as a hazardous waste and is further subject to the requirements of management as an ozone depleting chemical (ODC). Proper disposal will include:

     * Mag-Head must register through Hennepin County as a small quantity hazardous waste generator.

     * After registration and obtaining an ID#, Mag-Head must arrange for proper pick-up, transport, and disposal of the spent freon.

     * There may be some liability for back taxes on the freon as an ODC (26 CFR 52).


                               Schedule 3.12
                            Employee Agreements

                               See Attached.


     August 1, 1995

     Subject:  Simplified Pay System For Clayton

     From:     Paul Michael

     Pay Clayton $32,000.00/26 pay periods = $1,230.77/per pay period.

     We will review sales quarterly to determine where we stand regarding commission sales. The next review will be at the end of October.

     Our salary package with Clayton is $2,000.00 per month plus $7% of all golf sales. We also agreed to $32,000.00 per year as a minimum salary.

     We need to sell $115,000.00 per year in order to break even with the $1,230.77 per pay period for Clayton.

     I believe that we can exceed $115,000.00 and therefore the need for tracking sales will be to determine the extra pay that Clayton will receive.

     This will eliminate the need for a complicated accounting method to determine Clayton's pay.


                               Schedule 3.13
                          Key Suppliers/Customers

     Local
     Primus
     U.S. Department of Justice


                               Schedule 7.1.1
                     Form of Non-Competition Agreement

                         Non-Competition Agreement

         THIS NON-COMPETITION AGREEMENT (the "Agreement") is made and entered into as of February __, 1996, by and among Ahead Technology Acquisition Corporation, a Delaware corporation ("Purchaser"), Mag-Head Engineering Company, Inc., a Minnesota corporation ("Seller"), and Paul Michael and Willy Schrepfer (each, a "Shareholder" and, together, "Shareholders") (Shareholders and Seller are sometimes referred to herein as "Selling Parties"), with reference to the following:

               A. Seller is engaged in the business of the manufacture, production and sale of magnetic recording heads.

               B. Concurrent with the execution and delivery of this Agreement, Selling Parties have conveyed and assigned to Purchaser certain of the assets and properties of Seller and Purchaser has assumed certain liabilities of Seller pursuant to a certain Asset Purchase Agreement, dated as of February __, 1996, among Purchaser, and Selling Parties (the "Asset Purchase Agreement"). Capitalized terms used but not defined herein shall have the respective meanings attributed to such terms in the Assets Purchase Agreement.

               C. Shareholders are the holders of the respective shares of capital stock of Seller listed below, and hold the following respective offices of Seller:

                                       Shares of
                    Shareholder        Common Stock       Office

                    Paul Michael       120,000            President
                    Willy Schrepfer     38,000            Vice President
                                                           & Secretary

          Each Shareholder also is actively engaged in all aspects of Seller's operations. Each Shareholder knows or has access to confidential information which is competitively valuable and/or trade secrets associated with the operations of Seller.

                    NOW, THEREFORE, in consideration of the
          respective covenants of the parties set forth in this Agreement and as an inducement for Purchaser to enter into, and consummate the transactions under, the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                    1. Non-Competition. Selling Parties, jointly and severally, agree that, for a period of eighteen (18) months after the Closing Date, within the territory set forth in Schedule 1 hereto, none of the Selling Parties, either jointly or severally, nor any of their respective associates or affiliates, shall directly or indirectly own, operate, become interested in, or carry on or become involved in any manner whatsoever in any business which is similar or competitive with any aspect of the business of Seller as conducted on or prior to the Closing, including, without limitation, the manufacture, production or sale of products similar in nature or type to that offered for sale by Seller on or prior to the Closing. Without limiting any of the foregoing, the parties agree that this covenant is intended to prohibit such Selling Parties, either jointly or severally, from engaging in such proscribed activities, either, as the case may be, as an individual, owner, partner, employee, consultant, stockholder (except as a holder of stock in a corporation whose stock is publicly traded and which is subject to the reporting requirements of the Securities Exchange Act of 1934, and then only to the extent of owning not more than one percent (1%) of the issued and outstanding stock of such corporation), agent or salesman for any person, firm or corporation, or otherwise.

                    2.  Interference; Confidentiality.  Selling
          Parties, jointly and severally, agree that:

                        2.1  For a period of eighteen (18) months
          after the Closing Date, neither the Selling Parties nor any of their associates or affiliates shall hire, directly or indirectly, any employee employed by Seller as of the Closing Date who is subsequently employed by Purchaser during the term hereof, or attempt to induce any such employee to leave such employ and to work, directly or indirectly, for or with the Selling Parties or any such associates or affiliates thereof.

                        2.2  For a period of eighteen (18) months
          after the Closing Date, neither the Selling Parties nor any of their associates or affiliates shall solicit, induce or attempt to induce any customer of Seller at the Closing Date to cease doing business in whole or in part with Purchaser.

                        2.3  All documents, inventions, customer,
          supplier and prospect lists, business, marketing and sales information and plans, catalogues, trademarks, processes, drawings, programs, designs, names, copyrights, customer requirements, price and cost information, records, techniques, know-how, business secrets and other information which has come into the possession of any of the Selling Parties from time to time in the course of and for the business of Seller prior to the Closing Date shall be deemed to be the confidential and proprietary information of Purchaser. Each of the Selling Parties shall keep confidential, and shall not divulge to any other party or use following the date of this Agreement, any confidential information or business secrets of Seller existing prior to the Closing Date, including, but not limited to, any matters deemed confidential and proprietary as provided in this section.

                    3.  Separate Covenants.  The parties intend
          that the covenants and subparagraphs contained in Paragraphs 1 and 2 hereof shall be construed as a series of separate covenants, one for each jurisdiction specified. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in the immediately preceding subparagraph. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants deemed included in the immediately preceding subparagraph, then such unenforceable covenants shall be deemed eliminated from these provisions for the purpose of those proceedings solely to the extent necessary to permit the remaining separate covenants to be enforced.

                    4.  Remedies.  In the event that any party
          breaches any of its covenants under this Agreement, it is agreed that the non-defaulting party or parties shall be entitled to obtain from a court of competent jurisdiction injunctive relief (including but not limited to specific performance) directing that such defaulting party cease and desist from such prohibited conduct and enforcing the agreements of the defaulting party hereunder. Such right to injunctive relief shall be in addition to all other legal and equitable rights and remedies available to such non-defaulting party.

                    5.  Miscellaneous

                        5.1  Notices.  Any notice to Purchaser
          required or permitted under this Agreement shall be given in accordance with the provisions of the Asset
          Purchase Agreement.

                        5.2  Severability.  If any provision of
          this Agreement is held invalid or unenforceable, the remainder of this Agreement shall nevertheless remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances.

                        5.3  Entire Agreement.  This Agreement
          contains the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior oral and written agreements, understandings, commitments and practices among the parties with respect thereto. No amendments, modifications or supplements to this Agreement may be made except by a writing signed by the party to be bound.

                        5.4  Governing Law.  This Agreement and
          the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Minnesota.

                        5.5  Further Assurances.  Each of the
          parties hereto shall execute and deliver any and all additional instruments, documents and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of their respective obligations hereunder, to carry out the intent of the parties hereto.

                        5.6  Waiver.  No delay or omission on the
          part of any party hereto in exercising any right under this Agreement shall operate as a waiver of such right or any other right, and no waiver of any right conferred by this Agreement shall be binding unless signed by or on behalf of each such party. A waiver on one occasion shall not be construed as a bar to or a waiver of any party's right to enforce any rights hereunder on any future occasion.

                        5.7  Successors and Assigns.  This
          Agreement shall apply to, and inure to the benefit of, and be binding upon and enforceable against the parties hereto and their respective successors and permitted assigns.

                        5.8  Attorneys' Fees.  If any legal action
          or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

                    AGREED TO AND ACCEPTED by the parties hereto as of the day and year first above written.

                              MAG-HEAD ENGINEERING COMPANY, INC.

                                By:_____________________________
                                    Paul Michael, President

                                By:_____________________________
                                    Willy Schrepfer, Secretary

                              __________________________________
                              PAUL MICHAEL ("Shareholder")

                              __________________________________
                              WILLY SCHREPFER ("Shareholder")

                              AHEAD TECHNOLOGY ACQUISITION
                                CORPORATION

                                By:_____________________________
                                    ____________________________,
                                    Title:______________________


                                 Schedule 1

                            Geographic Territory

          All cities, counties and jurisdictions within the United States and worldwide within which or to Seller has conducted its business or made sales on or prior to the date hereof, including, without limitation, the City of Golden Valley, in the Sate of Minnesota.


                                Schedule 7.4
                            Discounts/Concessions

                    None.


                               Schedule 9.2.1
                            Warranty Bill of Sale

                    This Warranty Bill of Sale is given with respect to and in accordance with the Asset Purchase Agreement, dated as of February __, 1996 (the "Purchase Agreement"), between Mag-Head Engineering Company, Inc., a Minnesota corporation ("Seller"), and Ahead Technology Acquisition Corporation, a Delaware corporation ("Purchaser"), among others. Capitalized terms not otherwise defined in this Warranty Bill of Sale shall have the meanings given to them in the Purchase Agreement.

                    1. For good and valuable consideration, the receipt and adequacy of which is acknowledged, Seller hereby sells, transfers and assigns to Purchaser (and to Purchaser's successors and assigns forever) all of Seller's rights, title and interest in and to the Assets, including, without limitation, all Fixed Assets listed in Schedule 1.1.1 of the Purchase Agreement and all inventory, work-in-progress and stock-in-trade of Seller.

                    2.  Seller represents and warrants to
          Purchaser that (i) Seller has good and marketable title to all of the Assets, and (ii) the assets are not subject to any mortgage, pledge, lien, conditional sale agreement, security agreement, encumbrance or charge of any kind or nature.


                    IN WITNESS WHEREOF, Seller and Purchaser have executed this Warranty Bill of Sale, effective as of February __, 1996.

                              MAG-HEAD ENGINEERING COMPANY, INC.

                                By:_____________________________
                                    Paul Michael, President

                                By:_____________________________
                                    Willy Schrepfer, Secretary

          [Acknowledgement]

                              AHEAD TECHNOLOGY ACQUISITION
                                CORPORATION

                                By:______________________________
                                    _________________________,
                                    Title:________________________

          [Acknowledgement]


                               Schedule 9.2.2
                          Assignment of Intangibles

                    This Assignment is given with respect to and in accordance with the Asset Purchase Agreement, dated as of February __, 1996 (the "Purchase Agreement"), between Mag-Head Engineering Company, Inc., a Minnesota corporation ("Seller"), and Ahead Technology Acquisition Corporation, a Delaware corporation ("Purchaser"), among others. Capitalized terms not otherwise defined in this Assignment shall have the respective meanings given to them in the Purchaser Agreement.

                    Seller, for good and valuable consideration, the receipt and adequacy of which is acknowledged, hereby sells, assigns and transfers to Purchaser all of its right, title and interest in and to the goodwill and other intangibles of Seller listed in Schedules 1.1.3,
          1.1.4 and 1.1.5 of the Purchase Agreement and sold pursuant thereto, including, without limitation, the Proprietary Rights.

                    IN WITNESS WHEREOF, Seller and Purchaser have executed this Assignment of Intangibles as of February
          __, 1996.

                              MAG-HEAD ENGINEERING COMPANY, INC.

                                By:_____________________________
                                    Paul Michael, President

                                By:_____________________________
                                    Willy Schrepfer, Secretary

          [Acknowledgement]

                              AHEAD TECHNOLOGY ACQUISITION
                                CORPORATION

                                By:______________________________
                                    _____________________________,
                                    Title:________________________

          [Acknowledgement]


                               SCHEDULE 9.2.3

                   ASSIGNMENT AND ASSUMPTION OF CONTRACTS

               This Assignment and Assumption of Contracts is given with respect to and in accordance with the Asset Purchase Agreement, dated as of February __, 1996 (the "Purchase Agreement"), between Mag-Head Engineering Company, Inc., a Minnesota corporation ("Assignor"), and Ahead Technology Acquisition Corporation, a Delaware corporation ("Assignee"), among others. Capitalized terms not otherwise defined in this Assignment and Assumption of Contracts shall have the respective meanings given to them in the Purchase Agreement.

               1. Assignor, for good and valuable consideration, the receipt and adequacy of which is acknowledged, hereby assigns and transfers to Assignee all of Assignor's right, title and interest in and to all of the contracts and commitments listed on Exhibit "A" attached hereto (the "Assigned Contracts").

               2. Assignee hereby assumes and agrees to perform all of the obligations of Assignor under the Assigned Contracts from and after the Closing
                    Date.

               3. Assignee is not assuming any liability or obligation of Assignor relating to or arising from Assignor's performance of or failure to perform any obligation under any Assigned Contracts prior to the Closing Date.

               4. This Assignment and Assumption of Contracts will not affect Assignee's right to assert any defense under any Assigned Contract, at law, in equity or otherwise against the validity or enforceability of any liability or obligation under any Assigned Contract.

               IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Contracts as of February __, 1996.

                              MAG-HEAD ENGINEERING COMPANY, INC.

                                By:_______________________________
                                    Paul Michael, President

                                By:_______________________________
                                    Willy Schrepfer, Secretary

                              AHEAD TECHNOLOGY ACQUISITION CORPORATION

                                By:___________________________________
                                   _________________________,
                                    Title:____________________________


                                 Exhibit "A"

               1. Lease, dated September 12, 1990 (as amended by a certain (i) Rider, dated September 12, 1990, (ii) Amendment to Lease, dated November 19, 1990, and (iii) Agreement to Extend Lease, dated January 14, 1994), between Lutheran Brotherhood, a Minnesota corporation, and Mag-Head Engineering, Inc. (now known as Mag-Head Engineering Company, Inc.), a Minnesota corporation, by which the premises therein commonly described as 684-686 Mendelssohn Avenue North, Golden Valley, Minnesota are demised for a term commending on September 12, 1990 and ending on January 31, 1997.

               2. All Accounts Receivable Trade (including, without limitation, those identified in Schedule 1.1.3 to the Purchase Agreement) of Seller.

               3. All GPT - A/R (including, without limitation, those identified in Schedule 1.1.3 to the Purchase
          Agreement) of Seller.

               4. Copier lease with "Imaging Systems," provided to Purchaser by Seller.

               5. All customer sales/purchase orders (including, without limitation, those identified in Schedule 1.1.3 to the Purchase Agreement) of Seller.


                                SCHEDULE 9.2.5

                             AFFIDAVIT OF SELLER

                                See Attached.


               TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS

               To inform Ahead Technology Acquisition Corporation, a Delaware corporation ("Transferee"), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended ("Code"), will not be required upon the consummation of transactions under that certain Asset Purchase Agreement, dated as of February __, 1996, by and between Transferee and Mag-Head Engineering Company, Inc., a Minnesota corporation ("Transferor"), Transferor hereby certifies to the following on behalf of the
          Transferor:

               1. The Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Income Tax
          Regulations promulgated thereunder);

               2. The Transferor's U.S. employer identification number is ________________; and

               3. The Transferor's office residence address is 686 Mendelssohn Avenue, Golden Valley, Minnesota 55427.

               The Transferor understands that this Certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

               The Transferor understands that the Transferee is relying on this Certification in determining whether withholding is required upon said transfer.

               Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

          Dated:  February __, 1996     MAG-HEAD ENGINEERING
                                          COMPANY, INC.

                                        By:____________________________
                                             Paul Michael, President

                                        By:____________________________
                                             Willy Schrepfer, Secretary


                              SCHEDULE 9.2.7.(a)

                        SELLER'S OFFICER'S CERTIFICATE

                              SELLER CERTIFICATE

               Reference is made to that certain Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of February __, 1996, by and between Mag-Head Engineering Company, Inc., a Minnesota corporation ("Seller"), and Ahead Technology Acquisition Corporation, a Delaware corporation ("Purchaser"), among others. Capitalized terms used but not defined herein have the respective meanings assigned to such terms in the Asset Purchase Agreement. Seller hereby certifies that:

               1. The undersigned, Willy Schrepfer, executing this Certificate on behalf of Seller, is the duly elected and acting officer of Seller holding the office of Secretary of Seller.

               2. Attached hereto as Exhibit A is a copy of the Articles of Incorporation of Seller.

               3. Attached hereto as Exhibit B is a true and correct copy of the Bylaws of Seller in effect as of the date hereof.

               4.  Attached hereto is a true and correct copy of
          (i) resolutions of the Board of Directors of Seller adopted by unanimous written consent of the Board on February __, 1996, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect, and pursuant to which the Asset Purchase Agreement and Seller's sale of the Assets to Purchaser have been duly approved and adopted by such Board of Directors; and (ii) resolutions of the shareholders of Seller adopted by unanimous written consent of such shareholders on February __, 1996, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect, and pursuant to which the Asset Purchase Agreement and Seller's sale of the Assets to Purchaser have been duly approved and adopted by such shareholders.

               5. There is currently no proceeding for the dissolution or liquidation of Seller or threatening its existence.

               6. The representations and warranties of each of Seller and Shareholder set forth in the Asset Purchase Agreement and the Assignment, and each other agreement, document, instrument, exhibit and schedule thereto and delivered in connection therewith, are true and accurate as of the date hereof, which date shall be deemed to be the Closing Date for the purposes of the Asset Purchase Agreement, and all of each of Seller's and Shareholder's obligations set forth in Paragraphs 5, 6 and 7 of the Asset Purchase Agreement have been completed, satisfied and complied with.

               7. The Asset Purchase Agreement and each other agreement, document, instrument, exhibit and schedule thereto and delivered in connection therewith, to which any of the undersigned is a party, is in full force and effect with respect to such party, and enforceable against each party, in accordance with its terms.

               8.  Seller's conditions to Closing set forth in
          Section 8 of the Asset Purchaser Agreement are either satisfied or deemed waived.

               Executed at _____________, ________, on this _____
          day of February, 1996.

                              MAG-HEAD ENGINEERING COMPANY, INC.

                                By:________________________________
                                    Willy Schrepfer, Secretary


                                  EXHIBIT A

                          ARTICLES OF INCORPORATION


                                  EXHIBIT B

                                    BYLAWS


                              SCHEDULE 9.2.7(B)

                      PURCHASER'S OFFICER'S CERTIFICATE

                            PURCHASER CERTIFICATE

               Reference is made to that certain Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of February __, 1996, by and between Mag-Head Engineering Company, Inc., a Minnesota corporation ("Seller"), and Ahead Technology Acquisition Corporation, a Delaware corporation ("Purchaser"), among others. Capitalized terms used but not defined herein have the respective meanings assigned to such terms in the Asset Purchase Agreement. Purchaser hereby certifies that:

               1.  The undersigned, Steve Conlisk, executing this
          Certificate on behalf of Purchaser, is the duly elected and acting officer of Treasurer of Purchaser.

               2. Attached hereto as Exhibit A is a copy of the Articles of Incorporation of Purchaser.

               3. Attached hereto as Exhibit B is a true and correct copy of the Bylaws of Purchaser in effect as of the date hereof.

               4.  Attached hereto is a true and correct copy of
          (i) the resolutions duly adopted by the Board of Directors of Purchaser by unanimous written consent on January __, 1996, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect, and pursuant to which the Asset Purchase Agreement and Purchaser's purchase of the Assets from Seller have been duly approved and adopted by such Board of Directors.

               5. There is no proceeding for the dissolution or liquidation of Purchaser or threatening its existence.

               6. The representations and warranties of Purchaser set forth in the Asset Purchase Agreement and the Assignment, and each other agreement, document, instrument, exhibit and schedule thereto and delivered in connection therewith, are true and accurate as of the date hereof, which date shall be deemed to be the Closing Date for the purposes of the Asset Purchase Agreement, and all of each of Purchaser's obligations set forth in Paragraph 8 of the Asset Purchase Agreement have been completed, satisfied and complied with.

               7. The Asset Purchase Agreement and each other agreement, document, instrument, exhibit and schedule thereto and delivered in connection therewith, to which the Purchaser is a party, is in full force and effect, with respect to such party, and enforceable against each such party, in accordance with its terms.

               8.  Purchaser's conditions to Closing set forth in
          Section 6 of the Asset Purchaser Agreement are satisfied or deemed waived.


               Executed at Santa Clara, California, on this _____ day of February, 1996.

                              AHEAD TECHNOLOGY ACQUISITION CORPORATION

                                By:____________________________________
                                   ___________________________________,
                                    Title:_____________________________


                                   EXHIBIT A

                           ARTICLES OF INCORPORATION


                                   EXHIBIT B

                                    BYLAWS


                                SCHEDULE 9.2.9

                       FORM OF SELLER'S COUNSEL OPINION

                                 See attached.